Exhibit 10.1

                             UNDERWRITING AGREEMENT

     THIS AGREEMENT, is entered into on this 1st day of October, 1996, by and among ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK ("Allstate Life of New York" or "Company"), a stock life insurance company organized under the laws of the State of New York, on its own and on behalf of the ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A ("Separate Account"), a separate account established pursuant to the insurance laws of the State of New York, and ALLSTATE LIFE FINANCIAL SERVICES, INC., ("Principal Underwriter"), a corporation organized under the laws of the state of Delaware.

                                    RECITALS

     WHEREAS, Company proposes to issue to the public certain flexible premium deferred variable annuity contracts identified in the Attachment A ("Contracts"); and

     WHEREAS, Company, by resolution adopted on December 22, 1995, established the Separate Account for the purpose of issuing the Contracts; and

     WHEREAS, the Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (File Nos. 33-65381, 811-07467); and

     WHEREAS, the Contracts to be issued by Company are registered with the Commission under the Securities Act of 1933 and the Investment Company Act of

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1940 (File Nos. 33-65355, and 33-65381, 811-07467) for offer and sale to the public and otherwise are in compliance with all applicable laws; and

     WHEREAS, Principal Underwriter, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said Contracts; and

     WHEREAS, Company desires to obtain the services of Principal Underwriter as an underwriter and distributor of said Contracts issued by Company and through the Separate Account;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the Company, the Separate Account, and the Principal Underwriter hereby agree as follows:

1.   AUTHORITY AND DUTIES

     (a) Principal Underwriter will serve as an underwriter and distributor on an agency basis for the Contracts which will be issued by the Company through the Separate account.

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     (b)  Principal Underwriter will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers on a continuing basis. However, Principal Underwriter shall be responsible for compliance with the requirements of state broker-dealer regulations and the Securities Exchange Act of 1934 as each applies to Principal Underwriter in connection with its duties as distributor of said Contracts. Moreover, Principal Underwriter shall conduct its affairs in accordance with the rules of Fair Practice of the NASD.

     (c) Subject to agreement with the Company, Principal Underwriter may enter into selling agreements with broker-dealers which are registered under the Securities Exchange Act of 1934 and/or authorized by applicable law or exemptions to sell flexible premium deferred variable annuity contracts issued by Company. Any such contractual arrangement is expressly made subject to this Agreement, and Principal Underwriter will at all times be responsible to Company for supervision of compliance with the federal securities laws regarding distribution of Contracts.

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2.   WARRANTIES

     (a)  The Company represents and warrants to Principal Underwriter that:

          (i) Registration Statements on Form N-4 and S-1 for each of the Contracts identified in Attachment A have been filed with the Commission in the form previously delivered to Principal Underwriter and that copies of any and all amendments thereto will be forwarded to Principal Underwriter at the time that they are filed with Commission;

          (ii) The Registration Statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, and the rules and regulations of the Commission under such Acts, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any

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                    statement or omission made in reliance upon and in
                    conformity with information furnished in writing to Company by Principal Underwriter expressly for use therein;

          (iii) The Company is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with power to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business;

          (iv) The Contracts to be issued by the Company and through the Separate Account and offered for the sale by Principal Underwriter on behalf of the Company hereunder have been duly and validly authorized and, when issued and delivered with payment therefore as provided herein, will be duly and validly issued and will conform to the description of such Contracts contained in the Prospectuses relating thereto.

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          (v)       Those persons who offer and sell the Contracts are to be
                    appropriately licensed or appointed to comply with the state insurance laws;

          (vi) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a violation of any of the provisions of or default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Company is a party or by which Company is bound (including Company's Charter or By-laws as a stock life insurance company, or any other, rule or regulation of any court or governmental agency or body having jurisdiction over Company or any of its properties);

          (vii) There is no consent, approval, authorization or order of any court or governmental agency or body required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934 or state insurance or securities laws in connection with the distribution of the Contracts; and

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          (viii)    There are no material legal or governmental proceedings
                    pending to which Company or the Separate account is a party or of which any property of Company or the Separate Account is the subject (other than as set forth in the Prospectus relating to the Contracts, or litigation incident to the kind of business conducted by the Company) which, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the financial position, surplus or operations of Company.

     (b)  Principal Underwriter represents and warrants to Company that:

          (i) It is a broker-dealer duly registered with the Commission pursuant to the Securities Exchange Act of 1934, is a member in good standing of the NASD, and is in compliance with the securities laws in those states in which it conducts business as a broker-dealer;

          (ii) As a principal underwriter, it shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by the Company to be

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                    authorized insurance agents unless such persons are exempt from licensing and appointment requirements;

          (iii) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Principal Underwriter is a party or by which Principal Underwriter is bound (including the Certificate of Incorporation or By-laws of Principal Underwriter or any order, rule or regulation of nay court or governmental agency or body having jurisdiction over either Principal Underwriter or its property); and

          (iv) To the extent that any statements made in the Registration Statement, or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished to Company by Principal Underwriter expressly for use therein, such statements will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the

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                    requirements of the Securities Act of 1993 and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.   BOOKS AND RECORDS

     (a) Principal Underwriter shall keep, in a manner and form approved by Company and in accordance with Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934, correct records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Company with respect to its activities under this Agreement. Principal Underwriter shall make such records and books of account available for inspection by the Commission, and Company shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

     (b) Subject to applicable Commission or NASD restrictions, Company will send confirmations of Contract transactions to Contract

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          Owners. Company will make such confirmations and records of transactions available to Principal Underwriter upon request.

4.   SALES MATERIALS

     (a) After authorization to commence the activities contemplated herein, Principal Underwriter will utilize the currently effective prospectus relating to the subject Contracts in connection with its underwriting, marketing and distribution efforts. As to other types of sales material, Principal Underwriter hereby agrees and will require any participating or selling broker-dealers to agree that they will use only sales materials which have been authorized for use by Company, which conform to the requirements of federal and state laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities, including the NASD.

     (b) Principal Underwriter will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution of any Contract if, to the knowledge of Principal Underwriter, any of the foregoing misstates the

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          duties, obligations or liabilities of Company or Principal
          Underwriter.

5.   COMPENSATION

     (a) Company agrees to pay Principal Underwriter for direct expenses incurred on behalf of Company. Such direct expenses shall include, but not be limited to, the cost of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Company.

     (b) Principal Underwriter shall present to Company a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

6.   PURCHASE PAYMENTS

Principal Underwriter shall arrange that all purchase payments collected on the sale of the Contract are promptly and properly transmitted to Company for immediate allocation to the Separate Account in accordance with the procedures of Company

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and the directions furnished by the purchasers of such contracts at the time of purchase.

7.   UNDERWRITING TERMS

     (a) Principal Underwriter makes no representations or warranties regarding the number of Contracts to be sold by licensed broker-dealers and registered representatives of broker-dealers or the amount to be paid thereunder. Principal Underwriter does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there is an effective registration statement filed with the Commission.

     (b) Principal Underwriter will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives of broker-dealers (who also are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

     (c) It is understood and agreed that Principal Underwriter may render similar services to other companies in the distribution of other variable contracts.

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     (d)  The Company will use its best efforts to assure that the Contracts are continuously registered under the Securities Act of 1933 (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

     (e) The Company reserves the right at any time to suspend or limit the public offering of the subject Contracts upon one day's written notice to Principal Underwriter.

8.   LEGAL AND REGULATORY ACTIONS

     (a)  The Company agrees to advise Principal Underwriter immediately of:

          (i) any request by the Commission for amendment of the Registration Statement or for additional information relating to the Contracts;

          (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

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          (iii)     the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

     (b) Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

     (c) During any legal action or inquiry, Company will furnish to Principal Underwriter such information with respect to the Separate Account and Contracts in such forms and signed by such of its officers as Principal Underwriter may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

9.   TERMINATION

     (a)  This Agreement will terminate automatically upon its assignment.

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     (b)  This Agreement shall terminate without the payment of any penalty by either party upon sixty (60) days' advance written notice.

     (c) This Agreement shall terminate at the option of the Company upon institution of formal proceedings against Principal Underwriter by the NASD or by the Commission, or if Principal Underwriter or any representative thereof at any time:

          (i) employs any device, scheme, artifice, statement or omission to defraud any person;

          (ii) fails to account and pay over promptly to the Company money due it according to the Company's records; or

          (iii)     violates the conditions of this Agreement.

10.  INDEMNIFICATION

The Company agrees to indemnify Principal Underwriter for any liability that it may incur to a Contract owner or party-in-interest under a Contract:

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     (a)  arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or

     (b) arising out of the purchase, retention or surrender of a contract; provided, however, that the Company will not indemnify Principal Underwriter for any such liability that results from the willful misfeasance, bad faith or gross negligence of Principal Underwriter or from the reckless disregard by such Principal Underwriter of its duties and obligations arising under this Agreement.

11.  GENERAL PROVISIONS

     (a)  This Agreement shall be subject to the laws of the State of New York.

     (b) This Agreement, along with any Schedules attached hereto and incorporated herein by reference, may be amended from time to time by the mutual agreement and consent of the undersigned parties.

     (c) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the

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          remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of October 1, 1996.


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(and ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A)

BY: /s/ [ILLEGIBLE]                                         10/29/96
   ------------------------------                         ----------------------
                                                          Date


ALLSTATE LIFE FINANCIAL SERVICES, INC.


BY: /s/ Andrea Schur                                        10.29.96
   ------------------------------                         ----------------------
                                                          Date

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                                                                    ATTACHMENT A

                             UNDERWRITING AGREEMENT


"CONTRACTS"                                                         FORM #

Flexible Premium Deferred Variable Annuity Group Certificate        NYLU349

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Exhibit 10.2

                        PRINCIPAL UNDERWRITING AGREEMENT

This Principal Underwriting Agreement (hereinafter "Agreement") is made and entered into as of this 1st day of May, 2000, by and between Allstate Life Insurance Company of New York ("Allstate Life of New York") a life insurance company organized under the laws of the State of New York on its own and on behalf of each separate account of Allstate Life of New York set forth on Attachment A, as such Attachment may be amended from time to time (each such account herein referred to as the "Account"), and Allstate Distributors, L.L.C. ("Distributors"), a limited liability corporation organized under the laws of the State of Delaware.

In consideration of the mutual promises and covenants exchanged by the parties in this Agreement, Allstate Life of New York grants to Distributors the right to be and Distributors agrees to serve as Principal Underwriter for the sale of variable insurance products and other insurance and investment products during the term of this Agreement and the parties agree as follows:

                                    ARTICLE I
                       DISTRIBUTORS DUTIES AND OBLIGATIONS

1.01 Distributors, a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"), will serve as principal underwriter and distributor for the variable insurance contracts (contracts listed in Attachment A, herein, the "Contracts") which will be issued by Allstate Life of New York.

1.02 Distributors shall be duly registered or licensed or otherwise qualified under the insurance and securities laws of the states in which the Contracts are authorized for sale.

1.03 Distributors proposes to act as principal underwriter on an agency best efforts basis in the marketing and distribution of the Contracts. Distributors will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers ("Selling Broker-Dealers") on a continuing basis.

1.04 Distributors shall be responsible for compliance with the requirements of state broker-dealer regulations and the 1934 Act as each applies to Distributors in connection with its duties as distributor of the Contracts. Moreover, Distributors shall conduct its affairs in accordance with the Conduct Rules of the NASD.

1.05 As a principal underwriter, Distributors shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by Allstate Life of New York to be authorized insurance agents (unless such persons are exempt from such licensing and appointment requirements);

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1.06   To the extent that any statements made in the Registration Statement, or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished to Allstate Life of New York by Distributors expressly for use therein, such statements will, when they become effective or are filed with the Securities and Exchange Commission (the "SEC" or "Commission"), as the case may be, conform in all material respects to the requirements of the Securities Act of 1933 (the "1933 Act") and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

1.07 Subject to agreement with Allstate Life of New York, Distributors may enter into selling agreements with broker-dealers which are registered under the 1934 Act and/or authorized by applicable law or exemptions to sell the Contracts. Any such contractual arrangement is expressly made subject to this Agreement, and Distributors will at all times be responsible to Allstate Life of New York for supervision of compliance with federal securities laws regarding distribution of the Contracts.

                                   ARTICLE II
               ALLSTATE LIFE OF NEW YORK'S DUTIES AND OBLIGATIONS

2.01 Allstate Life of New York is validly existing as a stock life insurance company in good standing under the laws of the State of New York, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business.

2.02   Allstate Life of New York represents that:
    a) Registration Statements for each of the Contracts identified in Attachment A shall have been filed with the SEC in the form previously delivered to Distributors and that copies of any and all amendments thereto will be forwarded to Distributors at the time that they are filed with the SEC;
    b) Each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of Allstate Life of New York, on the date shown for such Account on Attachment A, for the purpose of issuing the Contracts; and
    c) Allstate Life of New York has registered or will register the Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

2.03 The Registration Statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission under such Acts and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information

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furnished in writing to Allstate Life of New York by Distributors expressly for use therein.

2.04 Allstate Life of New York shall be responsible for the licensing and appointing of registered representatives of Selling Broker-Dealers as required by State insurance laws.

                                   ARTICLE III
                                     RECORDS

3.01 Distributors shall keep, in a manner and form approved by Allstate Life of New York and in accordance with Rules 17a-3 and 17a-4 under the 1934 Act, accurate records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Allstate Life of New York with respect its activities under this Agreement. Distributors shall make such records of account available for inspection by the SEC and Allstate Life of New York shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

3.02 Subject to applicable SEC or NASD restrictions, Allstate Life of New York will send confirmations of Contract transactions to Contract owners. Allstate Life of New York will make such confirmations and records of transactions available to Distributors upon request. Allstate Life of New York will also maintain Contract Owner records on behalf of Distributors to the extent permitted by applicable securities law.

3.03 Distributors and Allstate Life of New York shall keep confidential the records, books of account and other information concerning the Contract owners, annuitants, insureds, beneficiaries or any persons who have rights arising out of the Contracts. Distributors or Allstate Life of New York may disclose the Records and such information only if the other has authorized disclosure and if the disclosure is required by applicable law. In the event Distributors or Allstate Life of New York is served with a subpoena, court order or demand from a regulatory organization which mandates disclosure of the Records or such information, such party must notify the other and allow such other party sufficient time to authorize disclosure or to intervene in the judicial proceeding or matter so as to protect its interest.

3.04 Unless otherwise agreed to, no party to this Agreement shall voluntarily disclose to any third party other than Putnam Investments, Inc. and its affiliates, any books, reference manuals, instructions, information or data which concern the other party's business and which are exchanged during the negotiation and performance of this Agreement. When this Agreement terminates or expires, the parties shall return all such books, reference manuals, instructions, information or data in their possession.

3.05 For the purpose of determining the other party's compliance with this Agreement, each party to this Agreement shall have reasonable access during normal business hours

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to any records and books of account which concern the Contracts and which are maintained by the other party.

3.06 Both Allstate Life of New York and Distributors agree to keep all information required by applicable laws, to maintain the books, accounts and records as to clearly and accurately disclose the precise nature and details of the transaction and to assist one another in the timely preparation of any reports required by law. With respect to services provided by or performed on behalf of Allstate Life of New York, such books, accounts and records shall conform to the requirements set forth in Section 325 of the New York Insurance Law and New York Insurance Department Regulation 152.

3.07 Distributors and Allstate Life of New York shall furnish to the other any reports and information which the other may request for the purpose of meeting reporting and recordkeeping requirements under the laws of the State of New York or any other state or jurisdiction.

                                   ARTICLE IV
                                 SALES MATERIALS

4.01 Distributors will utilize the currently effective prospectus relating to the Contracts in connections with its underwriting, marketing and distribution efforts. As to other types of sales material, Distributors hereby agrees and will require Selling Broker-Dealers to agree to use only sales materials which have been authorized for use by Allstate Life of New York, which conform to the requirements of federal and state laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities including the NASD.

4.02 Distributors will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution or any Contract if, to the knowledge of Distributors, any of the foregoing misstates the duties, obligation or liabilities of Allstate Life of New York or Distributors.

                                    ARTICLE V
                                  COMPENSATION

5.01 Allstate Life of New York shall pay to Distributors commissions described in Attachment B, attached hereto and made a part hereof. Distributors shall not be obligated to pay another broker/dealer for sales of Contracts pursuant to its selling agreement with such broker/dealer until Distributors has received its commissions for the sale of such Contracts from Allstate Life of New York.

5.02 In compensating Distributors, Allstate Life of New York reserves the right to withhold commissions from Distributors if it determines Distributors is not paying commissions to its Selling Broker-Dealers in accordance with applicable laws.

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5.03   Distributors shall direct how commissions are paid, provided such direction is in accordance with applicable law.

5.04 Allstate Life of New York agrees to pay Distributors for direct expenses incurred on behalf of Allstate Life of New York. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Allstate Life of New York.

5.05 Distributors shall present a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

                                   ARTICLE VI
                               UNDERWRITING TERMS

6.01 Distributors makes no representations or warranties regarding the number of contracts to be sold by Selling Broker-Dealer and the registered representatives of Selling Broker-Dealer or the amount to be paid thereunder. Distributors does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there is an effective Registration Statement with the SEC.

6.02 Distributors will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives (who are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

6.03 Allstate Life of New York will use its best efforts to assure that the Contracts are continuously registered under the 1933 Act (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

                                   ARTICLE VII
                          LEGAL AND REGULATORY ACTIONS

7.01   Allstate Life of New York agrees to advise Distributors immediately of:

a) any request by the SEC for amendment of the Registration Statement or for additional information relating to the Contracts;

b) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

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c) the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

7.02 Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

7.03 During any legal action or inquiry, Allstate Life of New York will furnish to Distributors such information with respect to the Contracts in such form and signed by such of its officers as Distributors may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

7.04 If changes in insurance laws or regulations could reasonably be expected to affect the sales and administration of Contracts under this Agreement, Allstate Life of New York shall notify Distributors within a reasonable time after Allstate Life of New York receives notice of those changes. Such notice shall be in writing except, if circumstances so require, the notice may be communicated by telephone or facsimile and confirmed in writing.

                                  ARTICLE VIII
                                   TERMINATION

8.01   This Agreement shall terminate at either Party's option, without penalty:

       (a) without case, on not less than 180 days prior written notice to the other Party;
       (b)  upon the mutual written consent of the Parties;
       (c) upon written notice of one Party to the other in the event of bankruptcy or insolvency of the Party to which notice is given;
       (d) upon the suspension or revocation of any material license or permit held by a Party by the appropriate governmental agency or authority; however, such termination shall extend only to the jurisdiction(s) where the Party is prohibited from doing business; or
       (e) upon the finding by any regulatory body in a formal proceeding of material wrongdoing by a Party regarding its duties under this Agreement.

8.02 If either Party breaches this Agreement or is in default in the performance of any of its duties and obligations hereunder (the "defaulting Party"), the non-defaulting Party may give written notice thereof to the defaulting Party, and if such breach or default is not remedied within 60 days after such written notice is given, then the non-defaulting Party may terminate this Agreement by giving 30 days' prior written notice of such termination to the defaulting Party.

8.03 The Parties agree to cooperate and give reasonable assistance to one another in effecting an orderly transition following termination.

                                   ARTICLE IX
                                 INDEMNIFICATION

9.01   SCOPE OF INDEMNIFICATION

       (a) Each Party (the "Indemnifying Party") agrees to indemnify and hold harmless the other (the "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense, and reasonable counsel fees incurred in connection therewith) arising by reason of any person's acquiring any Contract, which may be based upon any law:

            (i) on the ground that the Indemnifying Party, its directors, officers, employees, agents, or subcontractors failed to comply with any applicable laws and regulations in connection with its rendering of duties or services under this Agreement; or

            (ii) on the ground of negligence or misconduct by the Indemnifying Party or its directors, officers, employees, agents, or subcontractors, in the performance of its duties hereunder, or breach by the Indemnifying Party of any representation or warranty hereunder.

       The foregoing indemnities shall, upon the same terms and conditions, extend to and inure to the benefit of each director, officer and employee of the Indemnified Party and any person controlling or controlled by the Indemnified Party within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act.

       (b) In no case shall the indemnity in favor of the Indemnified Party, including such controlling or controlled persons, be deemed to protect the Indemnified Party against any liability to the Indemnifying Party to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. In addition, in no case shall the Indemnifying Party be liable under its indemnity agreement contained in Section 4.1(a) hereof with respect to any claim made against an Indemnified Party, unless the Indemnified Party shall have notified the Indemnifying Party in writing by fax or overnight mail giving information of the nature of the claim within two (2) business days after the summons or other first legal process shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 4.1(a) hereof. The Indemnifying Party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce such liability. If the Indemnifying Party elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Indemnified Party. In the event the Indemnifying Party elects to assume the defense of any such suit and retains such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, but, in case the Indemnifying Party does not elect to assume the defense of any such suit, it shall reimburse the Indemnified Party for the reasonable fees and expense of any counsel retained by the Indemnified Party. The Indemnifying Party shall promptly notify the Indemnified Party of the commencement of any litigation or proceedings against the Indemnifying Party or any of its officers, directors, employees or subcontractors in connection with the issuance or sale of the Contracts.

9.02   LIMITATION ON LIABILITY

       In no event shall either Party be liable for lost profits or for exemplary, special, punitive or consequential damages alleged to have been sustained by the other Party, as opposed to a third party.

9.03   INJUNCTIVE RELIEF

       The Parties each agree that monetary damages may be an inadequate remedy in the event of a breach by either Party of any of the covenants in this Agreement, and that any such breach by a Party may cause the other Party great and irreparable injury and damage. Accordingly, nothing in this Agreement shall limit a Party's right to obtain equitable relief when appropriate.

                                    ARTICLE X
                               GENERAL PROVISIONS

10.01  This Agreement shall be subject to the laws of the State of New York.

10.02 This Agreement, along with any schedules attached hereto and incorporated herein by reference, may be amended from time to time by mutual agreement and consent of the under signed parties, subject to approval by the Superintendent of Insurance of the State of New York.

10.03 In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.04 This Agreement shall be the sole agreement between Allstate Life of New York and Distributors regarding the distribution of the Contracts, and it supersedes all prior and contemporaneous agreements between the Parties governing the distribution of the Contracts. This Agreement may not be amended, supplemented, or modified, except as expressly permitted herein, without the written agreement of the Parties.


IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of May 1st, 2000


Allstate Life Insurance Company of New York
(and the Account(s) set forth on Attachment A)

By:    /s/ James P. Zils
       -----------------------------

Title: Treasurer
       -----------------------------


Allstate Distributors, L.L.C.

By:   /s/ Barry S. Paul
      ------------------------------

Title:  Assistant Treasurer
       -----------------------------

                                  ATTACHMENT A

SEPARATE ACCOUNT                EFFECTIVE DATE          CONTRACT(S)                FORM #(S)
----------------                --------------          -----------                ---------
Allstate Life of New York
Separate Account A              December 15, 1995       Putnam Allstate Advisor    NYLU447

                                  ATTACHMENT B

Distributors shall be entitled to remuneration for its services as shown below for all variable annuity purchase payments received on policies issued by Allstate Life of New York. Such remuneration shall be reduced by the amount of commissions payable to broker/dealers receiving compensation pursuant to selling agreements with Allstate Life on New York and Distributors.

------------------------------------------------
                      SCHEDULE A
------------------------------------------------
Issue Age:                  0-80       7.30%
------------------------------------------------
                           81-85       5.80%
------------------------------------------------
                           86-90       4.30%
------------------------------------------------

--------------------------------------------------------------------
                        SCHEDULE B     UP-FRONT       TRAIL
--------------------------------------------------------------------
Issue Age:                    0-80         6.30%          25 bps
--------------------------------------------------------------------
                             81-85         5.05%          25 bps
--------------------------------------------------------------------
                             86-90         3.80%          25 bps
--------------------------------------------------------------------

CHARGE BACK SCHEDULE

Full or partial Withdrawal     100% Charge Back due to "Right to Cancel"
                               provision.

Early Annuitization            Year 1 Only, Charge Back to Annuitization Level
                               Commission (TBD)

Exhibit 10.3

                               SERVICE AGREEMENT

This agreement between Allstate Life Insurance Company, (herein referred to as "Allstate Life"), and Allstate Life Insurance Company of New York, (herein referred to as "New York"), shall be effective as of July 1, 1989.

WHEREAS, the parties agree that Allstate Life shall render services to and on behalf of New York; and

WHEREAS, New York agrees to pay Allstate Life for services and expenses incurred on its behalf:

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1. Allstate Life and New York agree that expenses incurred by Allstate Life on behalf of New York, and expenses and the cost of services provided to New York, will be apportioned on an equitable basis in conformity with generally accepted accounting principles. It is further agreed that the parties will operate at arm's length and that apportionment and classification of expenses incurred or for services rendered shall be in accordance with Section 1505 of the New York Insurance Law and New York Insurance Department Regulation 33. New York agrees to maintain at its Home Office in the State of New York, and Allstate Life agrees to maintain at its Home Office, records sufficient to disclose clearly and accurately the nature and details of all transactions between the parties, including such accounting information as is necessary to support the apportioned expenses charged to the respective parties.

2. Allstate Life agrees that the services of such of its personnel, as it may designate from time to time, will be made available to New York at all reasonable times, but upon terms and conditions herein stated.

3. New York agrees to pay Allstate Life for direct expenses incurred on its behalf. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, and travel expenses.

4. New York agrees to pay Allstate Life for the costs of services rendered by Allstate Life personnel and the use of Allstate Life equipment. Such services shall include:

     a.   Actuarial services;

     b.   Legal services;

     c. Development and maintenance of computer-related policy maintenance and accounting systems;

     d.   Preparation of tax returns and other tax-related documents;

     e. Payroll and benefit plan processing, consultation on Human Resource policies and practices, and development of employee training programs;

     f. Marketing services, including product development, market research, target market identification, development of sales promotions and awards, development of sales brochures and sales aids;

     g. Investment services, including research, selection, processing and administration of investment programs relating to other than tax-exempt bonds, preferred stocks and common stocks.

     The principal allocation basis used for compensation will be time estimates. The bases used for other expenses will include direct charge, job time, work content weights, weighted volume and proportionate distribution of related expenses. Allocation factors will be reviewed at regular intervals and adjusted where necessary.

5.   a.   New York and Allstate Life agree that, as to members of the Board of
          Directors of New York who are also officers or employees of Allstate Life and who do not receive fees from New York for services performed in their capacities as members of the Board of Directors or the Committees appointed by the Board of Directors of New York, New York shall reimburse Allstate Life for the costs of such travel and other expenses for attendance at meetings of its Board of Directors or Committees thereof.

     b. Notwithstanding any provision in this paragraph, the parties expressly agree that New York's operations will be directed by its own management and that all final decisions concerning the acceptance or rejection of risks and the payment or nonpayment of claims shall be made by New York.

6. Following each month-end, inter-company expense listings will be prepared by Allstate Life, showing the apportionment of services rendered and the direct expenses incurred on behalf of New York. The preparation of such shall be based on generally accepted accounting principles, records and allocation methods adopted and used by Allstate Life and New York.

7. Billings for inter-company expenses shall be presented after the month for which such account is rendered. Settlements are due and payable within thirty days after receipt. The billings presented shall be deemed to be correct unless, prior to the date of payment, New York gives written notice of any alleged inaccuracies therein.

8. The accounting for each monthly period may reflect any necessary adjustment to correct any over or under charges in the prior monthly billings as described in Paragraph 4. No less often than annually, New York shall conduct a review of the performance obligation undertaken on its behalf by Allstate Life.

9. For the purposes of this agreement, each party shall be deemed to be an independent contractor, and its personnel shall not be deemed to be employees of the other. Records supporting inter-company expense charges and maintained by one party on behalf of the other shall be considered the latter's records and shall be available to that party upon request. All original documents, records and policy files relating to the operations of New York are the property of that company and will be maintained at its home office.

10. Any dispute arising between New York and Allstate Life relating to the subject matter of this agreement which cannot be amicably resolved by the parties will be referred to an Arbitration Panel composed of three members. One of the arbitrators shall be chosen by New York, one by Allstate Life and the third by agreement of the two arbitrators selected by the parties. New York and Allstate Life agree to accept the decision of the panel of arbitrators as final binding.

11.  a.   This agreement shall remain in effect until terminated. It may be terminated by either party as of the first day of any calendar month by giving the other party at least 30-days prior written notice, and in the event it is terminated, it is agreed that the Superintendent of Insurance of the State of New York shall be so informed in writing.

     b. Notwithstanding the foregoing, if Allstate Life should be the terminating party, New York shall have the option to continue to receive the same systems services as it was receiving immediately prior to the date of termination for a continuing period not to exceed six calendar months from the date of termination. Allstate Life shall provide such continued systems services on the same terms and conditions as set forth in this agreement as of the date of termination. This option shall be effective only in the event that New York gives Allstate Life written notice of its intent to exercise the option prior to the date of termination of this agreement.

12.  a.   Within 90 days of termination, each party will submit to the other a final accounting for the current calendar year reflecting any adjustments to charges made for such calendar year and correcting any over or under charges. The parties agree to pay any amount due pursuant to such final accounting not later than 30 days after that accounting is submitted.

     b. If the option referred to in Paragraph 11b above is exercised by New York, then notwithstanding the termination of the other services provided by Allstate Life under this agreement, Allstate Life will continue to bill New York for the systems services furnished pursuant to Paragraph 11b in accordance with the terms of Paragraphs 6 and 7 of this agreement, and New York agrees to pay such billings as stated herein.

13. It is understood that the parties have certain obligations under a Commitment Letter to the New York Insurance Department dated December 15, 1983, and it is agreed that no services will be provided under this Agreement in violation of the aforementioned Commitment Letter.

IN WITNESS WHEREOF the parties have caused this agreement to be executed by their duly authorized officers on the date first above written.

                                     ALLSTATE LIFE INSURANCE COMPANY

Date Executed:  2/27/90          By: /s/ Joseph A. Haas
                                     --------------------------------
                                     JOSEPH A. HAAS, Vice President

                                     ALLSTATE LIFE INSURANCE COMPANY
                                     OF NEW YORK

Date Executed:  2/27/90          By: /s/ James D. Clements
                                     --------------------------------
                                     JAMES D. CLEMENTS, Assistant Vice President

Exhibit 10.4

                    BUSINESS OPERATIONS AND SERVICE AGREEMENT


This Business Operations and Service Agreement (herein referred to as "Agreement") between Allstate Life Insurance Company (herein referred to as "Allstate Life"), and Allstate Life Insurance Company of New York (herein referred to as "New York"), shall be effective as of October 1, 1997.

WHEREAS, New York wishes to restructure its operations such that certain operational and policyholder service efficiencies for New York customers can be obtained by performing unitary operations at Allstate Life's facilities in Illinois; and

WHEREAS, certain employees of New York will be located at an office in Illinois; and

WHEREAS, Allstate Life wishes to make its facilities and systems available to New York to accommodate New York's processing and service operations in Illinois; and

WHEREAS, Allstate Life and New York agree that, from time to time, each parties' personnel located in Illinois may render services to and on behalf of the other party; and

WHEREAS, the parties believe that such an arrangement can provide operating economics and improve services to the mutual benefit of both;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   NEW YORK OPERATIONS AND PERSONNEL.

     a. New York will locate its processing and service operations, including underwriting, claims, customer service, and accounting, in Allstate Life's facilities in Illinois.

     b. Allstate Life agrees that it will make its systems and facilities in Illinois available to New York sufficient to accommodate New York's operations and personnel, so as to ensure that staffing is maintained by New York to provide quality service, as established by the performance standards in Section 4 of this Agreement, to New York customers during normal business hours.

2. SERVICES. New York and Allstate Life agree that, certain services performed by one party's personnel located in Illinois may be made available to the other party from time to time, but upon the terms and conditions herein stated. The processing and servicing operations of New York located in Illinois shall continue to be principally conducted and utilized by New York for its own behalf. However, subject to the terms set forth herein, where workflow demands temporarily exceed the capacity of New York staff and opportunities for overall efficiency so indicate, New York may utilize the services of Allstate Life staff in connection with New York business. Similarly, New York staff, when not fully utilized in connection with New York business, may provide services to Allstate Life. However, such services shall be exclusive of and shall not duplicate those currently furnished by Allstate Life to New York pursuant to the terms of the Service Agreement between the parties effective July 1, 1989.

     The services to be provided hereunder shall include the following:

     a. Policyholder Services - Policyholder services shall include activities involving personal contact or communication with a policyholder or beneficiary, including policy loan applications and payments, surrender requests including computation and payment of benefits, determination and payment of policy benefits, policy conversions, beneficiary changes, policy changes, requests for general information, dividend computations, premium payments, and policy lapses and reinstatements. New York shall establish and maintain a post office box or a lock box in its own name for premium receipts. Where a bank lock box is not utilized, premium collection for New York shall be handled solely by New York staff. New York shall also establish and maintain a dedicated toll-free telephone number for New York residents, which shall be answered in New York's name. All written correspondence to New York policyholders shall be on New York's letterhead.

     b. Accounting and Financial Services - Accounting and financial services shall include the initiation and preparation of vouchers and accounting records and/or transactions relating to the financial condition of either party, verification that original financial data and accounting transactions have been accurately prepared and reflected in the party's books of account and bank reconciliations, and the proper allocation of expenses as between the parties.

     c. Underwriting Services - Underwriting services will be performed in accordance with written underwriting standards furnished by the party, and will include review of policy applications, assignment of policy numbers, MIB review, medical review and policy issue.

     d. Claims Services - Claims services will be performed in accordance with written claims procedures furnished by the party, and will include claims processing and settlement, including verification that the policy was in force, and review and investigation of claims.

3. SEPARATE OPERATING IDENTITY. In all cases, the services shall be performed in the name of and on behalf of the party receiving them, and subject to its direction and control. New York shall retain the authority to make final decisions in connection with the services performed by Allstate Life on its behalf. However, final approval with respect to claims on policies issued by New York shall at all times be made by New York staff. Further, the performance of services hereunder shall in no way impair the absolute control of the business and operations of Allstate Life and New York by their respective Boards of Directors. The parties shall act to preserve their separate operating identities, consistent with the requirements of
     Section 1507 of the New York Insurance law.

4.   PERFORMANCE STANDARDS.

     a. In providing services hereunder, the parties will use reasonable efforts to: (i) preserve the good will of customers and others having business relations with the other party; (ii) maintain books, accounts and records in accordance with statutory accounting principles consistently applied; (iii) implement policies and procedures designed to provide reasonable assurance of compliance in all material respects with laws and regulations applicable to the conduct of the activities contemplated hereby; and (iv) carry on its affairs in the ordinary course of business and not make or institute any unusual method of doing business, accounting or operation or enter into any transaction other than in the ordinary course of business.

     b. The parties will cooperate with each other in order that the duties assumed under this Section 4 will be effectively, efficiently and promptly discharged. Further, each party will, at all reasonable times, make available to the other party properly authorized personnel for the purpose of carrying out the services provided in this Agreement.

5.   COMPENSATION.

     a. Each party agrees to reimburse the other party for direct expenses incurred on its behalf by the other party. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, and travel expenses. Allstate Life and New York agree that expenses incurred by one party on behalf of the other party, and expenses and the cost of services provided to one party by the other party, will be apportioned on an equitable basis in conformity with generally accepted accounting principles. Further, the parties will operate at arm's length, and apportionment and classification of expenses incurred or for services rendered shall be in accordance with Section 1505 of the New York Insurance Law and New York Insurance Department Regulation 33.

     b. New York and Allstate Life will maintain records sufficient to disclose clearly and accurately the nature and details of all transactions between the parties, including such accounting information as is necessary to support the apportioned expenses charged to the respective parties. As respects services performed on behalf of New York, records shall conform to the requirements of New York Insurance Department Regulation 152.

     c. All records maintained by one party in connection with this Agreement shall be subject to examination at all times by the other party or persons authorized by it, or by any state insurance department with jurisdiction over such other party.

6.   ALLOCATION OF EXPENSES.

     a. The principal allocation basis used for compensation will be time estimates. The basis used for other expenses will include direct charges, job time, work content weights, weighted volume and proportionate distribution of related expenses. Allocation factors will be reviewed by the parties at regular intervals, but not less than annually, and adjusted by mutual agreement of the parties where necessary or appropriate to reflect fairly the actual incidences of costs incurred by the party providing services. Cost analyses will be made at least annually to determine, as closely as possible, the actual cost of services rendered and facilities made available hereunder. The information developed by these analyses shall be used to develop bases for future allocations which more currently reflect the actual incidence of cost incurred by the party providing services.

     b. Following each month-end, inter-company expense listings will be prepared by each party, showing the apportionment of services rendered and the direct expenses incurred on behalf of the other party. The preparation of such shall be based on generally accepted accounting principles, records and allocation methods adopted and used by Allstate Life and New York.

     c. Billings for inter-company expenses shall be presented after the month for which such account is rendered. Settlements are due and payable within thirty days after receipt. The billings presented shall be deemed to be correct unless, prior to the date of payment, one party gives written notice of any alleged inaccuracies therein to the other party.

     d. The accounting for each monthly period may reflect any necessary adjustment to correct any over or under charges in the prior monthly billings. No less often than annually, each party shall conduct a review of the performance obligations undertaken on its behalf by the other party.

     e. If the parties cannot reconcile any billing dispute, they shall agree to the selection of a firm of independent certified public accountants, which shall determine the charges properly allocable and shall, within a reasonable time, submit such determination, together with the basis therefor, in writing to the parties, whereupon such determination shall be binding. The expenses of such a determination shall be borne jointly by the parties.

7. CONFIDENTIALITY. Allstate Life and New York agree that they will have access to confidential and proprietary information concerning policyholders and the manner in which the parties conduct their business, which information is not readily available to the public, and acknowledge that New York and Allstate Life have taken reasonable action to ensure such information is not disclosed to the public. The parties further agree that they will not at any time (during the term hereof or thereafter) disclose to any person, corporation, partnership or other entity whatsoever (except New York or Allstate Life), or to any officer, director, stockholder, partner, associate, employee, joint venturer, consultant, agent or representative of any corporation or other entity, directly or indirectly, or make any use of any confidential information or trade secrets relating to the policyholders or business affairs of New York or Allstate Life, so long as such information remains confidential.

8. RELATIONSHIP. For the purposes of this Agreement, each party shall be deemed to be an independent contractor, and its personnel shall not be deemed to be employees of the other. Records supporting inter-company expense charges and maintained by one party on behalf of the other shall be considered the latter's records and shall be available to that party upon request. All original documents, records and policy files relating to the operations of a party are the property of that party.

9. ARBITRATION. Any dispute arising between New York and Allstate Life relating to the subject matter of this Agreement which cannot be amicably resolved by the parties will be referred to an Arbitration Panel composed of three members. One of the arbitrators shall be chosen by New York, one by Allstate Life and the third by agreement of the two arbitrators selected by the parties. New York and Allstate Life agree to accept the decision of the panel of arbitrators as final and binding.

10.  DURATION OF AGREEMENT AND TERMINATION.

     a. This Agreement shall remain in effect until terminated. It may be terminated by either party as of the first day of any calendar month by giving the other party at least 30-days prior written notice, and in the event it is terminated, it is agreed that the Superintendent of Insurance of the State of New York and the Director of Insurance of the State of Illinois shall be so informed in writing.

     b. Within 90 days of termination, each party will submit to the other a final accounting for the current calendar year reflecting any adjustments to charges made for such calendar year and correcting any over or under charges. The parties agree to pay any amount due pursuant to such final accounting not later than 30 days after that accounting is submitted.

     c. Upon termination, Allstate Life shall promptly deliver to New York books and records that are the property of New York.

11. WAIVER. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

12.  INDEMNIFICATION.

     a. New York shall indemnify, defend and hold harmless Allstate Life, its affiliates, directors, officers, employees and agents from and against any and all claims, actions, proceedings, damages or expenses, including reasonable attorneys' fees, relating thereto or otherwise arising out of any act or omission of New York, its directors, officers, agents or employees, arising out of its performance under this Agreement. New York shall further indemnify and hold Allstate Life harmless from and against any and all loss, claims, actions, damages, including any punitive damages, or expenses, including reasonable attorneys' fees, relating thereto or otherwise arising in any way as a result of

          New York's breach of this Agreement, except to the extent that said loss, claims, actions, damages, including any punitive damages, or expenses resulted from or is attributable to the negligence, bad faith or willful misconduct of Allstate Life, its affiliates, directors, officers, employees and agents.

     b. Allstate Life shall indemnify, defend and hold harmless New York, its affiliates, directors, officers, employees and agents from and against any and all claims, actions, proceedings, damages or expenses, including reasonable attorneys' fees, relating thereto or otherwise arising out of any act or omission of Allstate Life its directors, officers, agents or employees arising out of its performance under this Agreement. Allstate Life shall further indemnify and hold New York harmless from and against any and all loss, claims, actions, damages, including any punitive damages, or expenses, including reasonable attorney's fees, relating thereto to otherwise arising in any way as a result of Allstate Life's breach of this Agreement, except to the extent that said loss, claims, actions, damages, including any punitive damages, or expenses resulted from or is attributable to the negligence, bad faith or willful misconduct of Allstate Life, its affiliates, directors, officers, employees and agents.

13. ERRORS AND OVERSIGHTS. Each party to this Agreement will act reasonably in all matters within the terms of this Agreement. Clerical errors and oversights occasioned in good faith in carrying out this Agreement will not prejudice either party, and will be rectified promptly on an equitable basis.

14. NOTICES. All formal notices, requests, demands, and other communications between the parties shall be directed to the parties at their respective addresses as follows:

     if to Allstate Life: Allstate Life Insurance Company
                          3100 Sanders Road
                          Northbrook, IL 60062
                          Attn: Vice President, Secretary, & General Counsel

     if to New York:      Allstate Life Insurance Company of New York
                          One Allstate Drive
                          Farmingville, NY 11738
                          Attn: Assistant Vice President & Chief Admin. Officer

15. RIGHT TO CONTRACT WITH THIRD PARTIES. Nothing herein shall be deemed to grant one party the exclusive right to provide services to the other, and each party retains the right to contract with any third party, whether affiliated or unaffiliated for the performance of services as described in this Agreement.

16. ENTIRE CONTRACT. This Agreement embodies the entire contract between the parties. No modification, variation, or change will be binding on either party unless reduced to writing and signed by officers of the parties. Such modification, variation or change shall also be subject to the receipt of any required regulatory approvals.

17. GOVERNING LAW. This Agreement shall be construed and interpreted according to the laws of the State of New York.

18.  MISCELLANEOUS.

     a. If any provision of this Agreement should be determined to be invalid or otherwise unenforceable under law, the remainder of this Agreement shall not be affected thereby.

     b. Article headings in this Agreement are for reference purposes only and shall not be used to interpret this Agreement.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the date first above written.

ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ Michael J. Velotta
       -------------------------------------------

Title: Vice President, Secretary & General Counsel
       -------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Louis G. Lower II
       -------------------------------------------

Title: Chairman of the Board & President
       -------------------------------------------

Exhibit 10.5

                        ADMINISTRATIVE SERVICES AGREEMENT

     This Administrative Services Agreement ("Agreement") is made on this 1st day of May, 2000, by and between Allstate Distributors, L.L.C. ("Distributors") and Allstate Life Insurance Company of New York, ("ALICNY").

                                    RECITALS

     WHEREAS, ALICNY is duly licensed as required by applicable law to issue, in certain states and other jurisdictions, the variable insurance contracts, life insurance and annuity contracts identified on Schedule A attached hereto and incorporated herein by reference (each a "Contract," collectively, the "Contracts"), which schedule the Parties may amend from time to time by mutual written agreement ("Schedule A"); and

     WHEREAS, ALICNY and Distributors have entered or will enter into an agreement pursuant to which Distributors will serve as the principal underwriter, for the sale of the Contracts; and

     WHEREAS, ALICNY and Distributors desire to allocate between themselves certain functions relating to the marketing and administration of the Contracts.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of the mutual expectations of benefit occurring from the activities herein contemplated, the Parties hereto agree as follows:

                       SECTION 1. ADMINISTRATIVE SERVICES

     1.1  DUTIES

     (a) ALICNY will provide to Distributors administrative, legal and financial management services as described in Schedule B, attached hereto and incorporated herein by reference. ALICNY will also provide to Distributors technical support and sales tools, analysis of various products in the market, sales ideas, and other sales support technical experts and personnel located at ALICNY's offices located in Northbrook, Illinois. All ALICNY sales support activities shall be performed under the same service standards as similar services are provided for other variable products marketed by ALICNY and its subsidiaries. ALICNY shall use its best efforts to meet such standards.

     (b) ALICNY agrees to assume on behalf of Distributors responsibility for the processing and payment of sales commissions in connection with the marketing of variable insurance contracts. Such commissions will be processed and paid, in compliance with Section 4228 of the New York Insurance Laws, as directed by, and on behalf of, Distributors. In this regard, ALICNY will not exercise any discretion over the amount of the commissions, and such commissions paid by ALICNY will be a purely clerical and ministerial function and will be properly reflected on the books and records maintained by ALICNY on behalf of Distributors. Service standards are described in Schedule B.

     (c) ALICNY will send on behalf of Distributors confirmations of transactions in connection with the marketing of variable insurance contracts to contract owners in accordance with the provisions of Rule 10b-10 under the Securities Exchange Act of 1934 (the "Exchange Act"), and such confirmations will indicate that they were sent on behalf of Distributors. Service standards are described in Schedule B.

     (d) ALICNY will maintain and preserve books and records on behalf of and as agent for Distributors in connection with the offer and sale of variable insurance contracts, and all books and records relating to confirmation of transactions in compliance with Rules 17a-3 and 17a-4 under the Exchange Act. ALICNY agrees that all such books and records will remain the property of Distributors and will be subject to inspection by the Securities Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD") in accordance with Sections 17 and 15A of the Exchange Act.

     (e) Records supporting inter-company costs and expense charges and maintained by ALICNY on behalf of Distributors shall be considered Distributors' records and shall be available to Distributors upon request. All original documents and records relating to the operations of Distributors are the property of Distributors.

     (f) Each party shall own, have custody of and keep its own general corporate records. Upon request, each party shall receive from the other party any of its records which are currently in the other party's possession.

     (g) The parties agree to keep all records required by federal and state securities laws and state insurance laws, to maintain the books, accounts and records so as to clearly and accurately disclose the precise nature and details of the transactions and to assist one another in the timely preparation of records.

     1.2  PARTIES ARE INDEPENDENT CONTRACTORS

Each party shall be deemed an independent contractor and its personnel shall not be deemed to be the employees of the other solely by reason of this Agreement. ALICNY employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the respective supervision and responsibility of ALICNY.

                           SECTION 2. LEGAL COMPLIANCE

     2.1  GENERAL

     Each Party agrees to perform under this Agreement in a manner consistent with all applicable laws and regulations. Each Party represents and warrants to the other that it is a corporation duly organized, validly existing, and in good standing under the laws of the state of

Delaware (in the case of Distributors) and New York (in the case of ALICNY) and that it has full corporate power, authority, and legal right to execute, deliver, and perform its duties hereunder.

     2.2  NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES

     (a) Each Party agrees to notify the other of the issuance by any court or regulatory body of any order having a material effect on its ability to perform its obligations hereunder. Each Party also agrees to notify the other within three (3) business days of receipt of any oral or written consumer or regulatory agency complaint relating to the business of this Agreement, and to coordinate and fully cooperate in responding to such complaints. Distributors and ALICNY shall develop procedures to coordinate, investigate and respond to such complaints.

     (b) Each Party agrees to cooperate fully with the other in any regulatory examination, investigation, or proceeding or any judicial proceeding (collectively, "proceeding") involving ALICNY, Distributors, and their respective affiliates, agents and representatives to the extent that such proceeding relates to the business of this Agreement. Distributors and ALICNY shall furnish applicable federal and state regulatory authorities with any information or reports in connection with their respective obligations under this Agreement as such authorities may lawfully request. The Parties shall, at least ten (10) business days prior to provision of such information, notify the other to enable that Party, if it so desires, to interpose any legal objections to provision of the reports or information.

                             SECTION 3. COMPENSATION

     3.1  COMPENSATION

     Distributors agree to pay ALICNY 10 basis points of net sales of Contracts for the services performed pursuant to this Agreement. Distributors and ALICNY agree that expenses incurred by one party on behalf of the other, and expenses and cost of services provided to one party by the other party, will be apportioned on a fair and equitable basis in conformity with generally accepted accounting principles. Further the parties will operate at arm's length, and apportionment and classification of expenses incurred or for services rendered shall be in accordance with Section 1505 of the New York Insurance Law and New York Insurance Department Regulation 33.

     ALICNY shall present a statement to Distributors after the end of each calendar quarter showing the apportionment of services rendered. Settlements are due and payable within thirty days.

                         SECTION 4. TERM AND TERMINATION

     4.1  TERM

     This Agreement shall be effective as of the date first written above and shall remain in full force and effect thereafter, until terminated in accordance with Sections 4.2 or 4.3, below.

     4.2  EVENTS OF TERMINATION

     This Agreement shall terminate at either Party's option, without penalty:

          (a) without cause, on not less than 180 days' prior written notice to the other Party;

          (b)  upon the mutual written consent of the Parties;

          (c) upon written notice of one Party to the other in the event of bankruptcy or insolvency of the Party to which notice is given;

          (d) upon the suspension or revocation of any material license or permit held by a Party by the appropriate governmental agency or authority; however, such termination shall extend only to the jurisdiction(s) where the Party is prohibited from doing business; or

          (e) upon the finding by any regulatory body in a formal proceeding of material wrongdoing by a Party regarding its duties under this Agreement.

     4.3  EVENT OF DEFAULT

     If either Party breaches this Agreement or is in default in the performance of any of its duties and obligations hereunder (the "defaulting Party"), the non-defaulting Party may give written notice thereof to the defaulting Party, and if such breach or default is not remedied within 60 days after such written notice is given, then the non-defaulting Party may terminate this Agreement by giving 30 days' prior written notice of such termination to the defaulting Party.

     4.4  PARTIES TO COOPERATE RESPECTING TERMINATION

     The Parties agree to cooperate and give reasonable assistance to one another in effecting an orderly transition following termination.

                           SECTION 5. CONFIDENTIALITY

     Subject to the requirements of legal process and regulatory authority, each Party shall treat as confidential (a) the identity of existing or prospective Contract owners, (b) any financial or other information provided by existing or prospective Contract owners or persons acting on their behalf, and (c) any other information reasonably identified as confidential in writing by the other Party hereto (collectively "confidential information"). Except as permitted by this Agreement, no Party shall disclose, disseminate or utilize any confidential information without the express written consent of the affected Party until such time as such information may come into the public domain, except as permitted by this Agreement or as otherwise necessary to service the Contracts and/or respond to appropriate regulatory authorities. Each Party shall take all reasonable precautions to prevent the unauthorized disclosure of any confidential information. Nothing in this Section 5 shall prevent Distributors from using the confidential information pertaining to existing or prospective Contract owners for marketing purposes, provided such usage is consistent with all applicable state or federal laws regarding privacy. In no event shall confidential information pertaining to existing or prospective Contract owners be furnished by ALICNY to any other company or person (except as required by law or regulation) or be used to solicit sales of any kind, including but not limited to any other products, securities or services for a period of two years following termination of this Agreement. Without limiting the foregoing, no Party shall disclose any information that another Party reasonably considers to be proprietary. For purposes of this Agreement, proprietary information includes, but is not limited to, computer system and client information. The intent of this Section 5 is that no Party or any affiliate thereof shall utilize, or permit to be utilized, its knowledge of the other Party that is derived as a result of the relationship created by this Agreement and any related agreements, except to the extent necessary by the terms of this Agreement or the related agreements.

                        SECTION 6. BONDING AND INSURANCE

     Each Party shall maintain sufficient fidelity bond coverage (including coverage for larceny and embezzlement) and errors and omissions insurance coverage as may be required by applicable law or as such Party deems necessary in light of its obligations under this Agreement.

                               SECTION 7. NOTICES

     Any notice required or permitted to be sent under this Agreement shall be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

     Allstate Life Insurance Company of New York
     One Allstate Drive
     Farmingville, NY 11738
     Attention: Joanne M. Derrig
     Facsimile: 847.402.3781

     Allstate Distributors, L.L.C.
     3100 Sanders Road
     Northbrook, IL 60062
     Attention: Brent Hamann
     Facsimile: 847.326.7144

                            SECTION 8. MISCELLANEOUS

     8.1  AMENDMENT

     This Agreement may be amended at any time by a writing executed by the Parties, subject to approval by the Superintendent of Insurance of the State of New York.

     8.2  NON-ASSIGNMENT

     This Agreement shall not be assigned by either Party without the prior written consent of the other Party, provided, however, that ALICNY or Distributors may subcontract its responsibilities relating to the administration of the Contracts pursuant to Section 1.1 hereof, provided that any such subcontracting does not relieve ALICNY or Distributors of any responsibility with regard to its obligations under this Agreement.

     8.3  GOVERNING LAW

     This Agreement shall be interpreted in accordance with any governed by the laws of the State of New York

     8.4  SURVIVAL OF PROVISIONS

     Sections 1.1(d) and (e), 2.2, 3, 5, 8.3, 8.4 and 8.7 shall survive termination of this Agreement.

     8.5  SEVERABILITY

     Should any provision of this Agreement be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     8.6  WAIVER

     Any failure or delay by either Party to enforce at any time any of the provisions of this Agreement, or to exercise any right or option which is herein provided, or to require at any time the performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provision of this Agreement.

     8.7  RIGHT TO AUDIT

     Each Party, its employees or authorized representatives ("Examining Party") may audit, inspect and examine at reasonable times, during regular business hours and with at least twenty-four (24) hours' prior notice, all books and records of the other Party and its agents with respect to matters pertaining to this Agreement. The Examining Party agrees to limit its review of the books and records to the extent necessary and as often as necessary to fulfill all contractual obligations to the holders of Contracts, to comply with all legal and regulatory requirements, to meet the requirements of the other Party's auditors, and to ensure compliance with this Agreement.

     8.8  FORCE MAJEURE

     Neither Party shall be liable for damages due to delay or failure to perform any obligation under this Agreement where such delay or failure results directly or indirectly from circumstances beyond the control and without the fault or negligence of such Party.

     8.9  ENTIRE AGREEMENT

     This Agreement shall be the sole agreement between ALICNY and Distributors regarding the administration of the Contracts, and it supersedes all prior and contemporaneous agreements between the Parties governing the administration of the Contracts. This Agreement may not be amended, supplemented, or modified, except as expressly permitted herein, without the written agreement of the Parties.

                                 ===============

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

Allstate Distributors, L.L.C.        Allstate Life Insurance Company of New York

BY: /s/ Barry S. Paul                BY: /s/ James P. Zils
    ----------------------------         ---------------------------------------

                                   SCHEDULE A

CONTRACTS

     The administrative duties of the parties, shall apply only to with respect to the following Contracts:

     PUTNAM ALLSTATE ADVISOR

          FORM NO.(s): NYLU447

SCHEDULE B

Services provided by Allstate Life Insurance Company of New York to Allstate Distributors, L.L.C.

Accounting                                     B-1
Treasury                                       B-2
Technical Shared Services-Systems Support      B-3
Internal Audit                                 B-4
Human Resources                                B-5
Legal/Compliance Services                      B-6
Commission Processing                          B-7
Confirmation Processing                        B-8

                                  SCHEDULE B-1

                                   Accounting

SPECIFIC TASKS

     Provide services to Distributor relating to auditing, tax preparation, bank account management and fees, and strategic plans.

PERFORMANCE STANDARDS

     - All functions will be performed in accordance with GAAP reporting rules

     -    All functions will be completed on or before due dates

     - Information reported will be reliable so the customer does not have to independently validate

     - Customers will be surveyed regularly for feedback and improvement opportunities

                                  SCHEDULE B-2

                                    Treasury

SPECIFIC TASKS

     Provide services to Distributors related to cash management

PERFORMANCE STANDARDS

     -    all analysis will be completed on or before due dates

     - customers will be surveyed regularly for feedback and improvement opportunities

                                  SCHEDULE B-3

                   Technical Shared Services - Systems Support

SPECIFIC TASKS

     Build and maintain any systems that are necessary to process Distributor business. Support and maintain existing systems relating to Distributor business.

PERFORMANCE STANDARDS

     -    Daily computer runs 5 days a week

     -    System balancing on a daily basis

     -    On-line visual Network support 24 hours a day with 99% availability

     -    Scheduled billing for all appropriate activities

                                  SCHEDULE B-4

                                 Internal Audit

SPECIFIC TASKS

     Provide services to Distributor relating to the audit of the general ledger and accounts payable system in addition to other control systems and processes.

PERFORMANCE STANDARDS

     -    In accordance with industry standards.

                                  SCHEDULE B-5

                                 Human Resources

SPECIFIC TASKS

     Perform payroll processing and benefits development and administration for employees of Distributor business.

PERFORMANCE STANDARDS

     -    In accordance with industry standards

                                  SCHEDULE B-6

                            Legal/Compliance Services

SPECIFIC TASKS

     The Law and Regulation Department and Compliance Department will provide legal advice, assist in completion of business transactions, implement compliance programs, assist with dispute resolution, and provide public advocacy for Distributor.

PERFORMANCE STANDARDS

     - All legal and compliance services will be performed in a manner that is in compliance with all applicable laws, regulations, and Codes of Professional Responsibility

                                  SCHEDULE B-7

                              Commission Processing

SPECIFIC TASKS

     Determine process and pay commissions.

     Generate management and sales reports reflecting production and commission payments.

PERFORMANCE STANDARDS

     -    Payable dates: Weekly

     -    Processing: 100% processed and mailed by payable date

     - Management reports will be generated on a monthly basis or as determined by the Distributor

                                  SCHEDULE B-8

                             Confirmation Processing

SPECIFIC TASKS

     Process and mail confirmations to contractholders, with duplicates to the broker/dealer and/or registered rep upon request.

PERFORMANCE STANDARDS

     - 100% mailed or sent for presorting within 2 business days of transaction posting

Exhibit 10.6

                    R E I N S U R A N C E  A G R E E M E N T

                                   between the

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                        called the "Ceding Company", and

                         ALLSTATE LIFE INSURANCE COMPANY

                         called the "Accepting Company".

                                   Article I.

                              BASIS OF REINSURANCE

     1. The Ceding Company's excess of Life, Waiver of Premium and Accidental Death Benefit insurance issued on policies subject to reinsurance, as shown on Schedule C, shall be reinsured with the Accepting Company. At the option of the Ceding Company, applications for reinsurance may be on a facultative basis or reinsurance may be ceded to the Accepting Company automatically as hereinafter provided.

     2. The liability of the Accepting Company shall begin simultaneously with that of the Ceding Company and in no event shall the reinsurance of the Accepting Company be in force and binding unless the policy issued by the Ceding Company to the insured is in force.

AUTOMATIC REINSURANCE

     3. When the Ceding Company retains its maximum limit of retention on a standard or substandard risk, as shown on Schedule A attached hereto, it shall cede and the Accepting Company shall accept automatically reinsurance of Life, Waiver of Premium and Accidental Death Benefit insurance within the limits shown on Schedule A.

     4. If the Ceding Company has for its own account its maximum limit of retention on a standard or substandard risk under previously issued policies and, therefore, is not retaining any portion of the insurance applied for in connection with the current application, Life, Waiver of Premium and Accidental Death Benefit reinsurance may be ceded automatically to the Accepting Company for amounts within the limits shown on Schedule A.

     5. Reinsurance shall not be ceded automatically to the Accepting Company on any life if the sum of the amount of insurance already in force on the life and the amount applied for currently, in the Ceding Company and all other companies, is known to be in excess of the amounts shown on Schedule A.

FACULTATIVE REINSURANCE

     6. Applications for reinsurance of amounts in excess of those provided on Schedule A may be submitted for reinsurance upon a facultative basis. To submit a risk for reinsurance upon a facultative basis, the Ceding Company shall file an application for such reinsurance together with such underwriting data as may be required by the Accepting Company.

                                   Article II.

                               PLAN OF REINSURANCE

     Life reinsurance shall be upon the yearly renewable term plan for the amount reinsured on a policy issued by the Ceding Company.

                                  Article III.

                              REINSURANCE PREMIUMS

     1. Life reinsurance under this Agreement shall be on a non-refund basis. The consideration to be paid to the Accepting Company for Life reinsurance shall be at the rates shown on Schedule B attached hereto. The rates on Schedule B are guaranteed except where such rates are less than 1958 CSO one-year term net premiums at 3%, in which case such CSO net premiums are guaranteed.

     2. The consideration to be paid the Accepting Company for reinsurance of Waiver of Premium and Accidental Death benefits shall be as shown on Schedule B. While premiums are being waived, the Ceding Company will not be required to pay Premium Waiver reinsurance premiums but will be required to continue paying premiums for the life reinsurance and accidental death reinsurance in force on the insured.

                                   Article IV.

                               PREMIUM ACCOUNTING

     1. Within 15 (fifteen) days after the end of each calendar quarter, the Ceding Company shall send the Accepting Company a list of all policies reinsured under this agreement and in force at the end of such calendar quarter. The list will indicate amounts of insurance in force and will be used by the Accepting Company to compute the premium due for such calendar quarter. The Accepting Company may, solely for convenience in computing the premium, assume that the retention limits as shown on Schedule A are applicable on a per policy basis rather than a per life basis.

     2. Within 20 (Twenty) days after receipt of a billing statement, the Ceding Company shall remit to the Accepting Company the premiums due for reinsurance in force during such calendar quarter.

     3. Except as provided in Article V. (Oversight), the payment of reinsurance premiums shall be a condition to the liability of the Accepting Company under reinsurance covered by this Agreement. In the event of nonpayment of reinsurance premiums, the Accepting Company shall have the right to terminate the reinsurance for all policies having reinsurance premiums in arrears. If the Accepting Company elects to exercise its right of termination, it shall give the Ceding Company 30 (Thirty) days' notice of its intention to terminate such reinsurance; and if all reinsurance premiums in arrears, including any which may become in arrears during the 30-day period, are not paid before the expiration of such period, the Accepting Company shall thereupon be relieved of future liability with respect to all policies for which reinsurance premiums remain unpaid. The reinsurance so terminated may be reinstated at any time within 60 (Sixty) days of the date of termination upon payment of all reinsurance premiums in arrears; but in the event of such reinstatement, the Accepting Company shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The Accepting Company's right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the 30-day notice period.

                                   Article V.

                                   OVERSIGHTS

     The Accepting Company shall be bound as the Ceding Company is bound, and it is expressly understood and agreed that if nonpayment of premiums within the time specified, failure to reinsure or failure to comply with any terms of this contract is shown to be unintentional and the result of misunderstanding or oversight on the part of either the Ceding Company or the Accepting Company, both the Ceding Company and the Accepting Company shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   Article VI.

                                    EXPENSES

     The Ceding Company shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

                                  Article VII.

                                   REDUCTIONS

     If any portion of the insurance carried by the Ceding Company on a life reinsured hereunder shall be terminated, the amount of reinsurance carried by the Ceding Company on that life shall be reduced by a like amount as of the date and time of the termination of the original insurance; if the amount of insurance terminated exceeds the total amount of reinsurance carried by the Ceding Company on the life, all such reinsurance shall be terminated. In the interpretation of this Article, (a) the maturity of an endowment policy or the expiration of a term policy shall be considered as a termination of insurance; and (b) in no case shall the Ceding Company be required to assume a risk for an amount in excess of its regular retention limit for the age at issue and mortality rating of the policy under which reinsurance is being terminated.

                                  Article VIII.

                              INCREASE IN RETENTION

     The Ceding Company shall have the right to recapture any part of the reinsurance in force at any time. However, recapture must apply uniformly by increasing the maximum limits of retention as shown in Schedule A.

                                   Article IX.

                         EXTENDED AND PAID UP INSURANCE

     In case the original policy of the Ceding Company shall lapse and extended or paid up insurance be granted in accordance with its provisions, the Ceding Company shall retain its full retention, as shown on Schedule A, on the life insured. Only amounts in excess of such retention shall be reinsured under this agreement.

                                   Article X.

                              SETTLEMENT OF CLAIMS

     1. The Accepting Company shall be liable to the Ceding Company for the benefits covered by reinsurance hereunder to the same extent as the Ceding Company is liable to the insured for such benefits, and all reinsurance shall be subject to the terms and conditions of the particular form of policy under which the Ceding Company shall be liable. It is understood and agreed, however, that payment of a death claim by the Accepting Company shall be made in one lump sum regardless of the mode of settlement under the policy of the Ceding Company.

     2. Whenever a claim is made under a policy of the Ceding Company which has been reinsured hereunder, it shall be taken and considered by the Accepting Company to be a claim for the amount of reinsurance on such risk, and the Accepting Company shall abide the issue as it shall be settled by the Ceding Company and shall pay the amount of reinsurance covered by the policy of reinsurance when the Ceding company shall settle with the claimant.

     3. Any suit or claim may be contested or compromised by the Ceding company; and in case of a reduction of the claim made upon the Ceding Company, the Accepting Company and the Ceding Company shall participate in such reduction in the ratio that each company's net liability bore to the total net liability prior to the reduction of the claim. Any unusual expenses incurred by the Ceding Company in defending or investigating any claims or taking up or rescinding any policy reinsured hereunder, aside from routine investigations and other expenses incidental to the settlement of the claims, shall be shared in the same proportion.

     4. In every case of loss, copies of proofs obtained by the Ceding Company shall likewise be taken as sufficient by the Accepting Company and copies thereof, together with a statement showing the amount paid on such claim by the Ceding Company, shall be furnished to the Accepting Company before payment shall be demanded of it.

     5. In the event of an increase or reduction in the amount of the Ceding Company's insurance provided by any policy or policies reinsured hereunder because of a misstatement of age being established after the death of the insured, the Ceding Company and the Accepting Company shall share in such increase or reduction in the ratio that each company's net liability bore to the total net liability prior to the reduction under such policy or policies.

                                   Article XI.

                                 REINSTATEMENTS

     If a reinsured policy lapses for nonpayment of premiums and is reinstated in accordance with its terms and the rules of the Ceding Company, the reinsurance under such policy shall be reinstated automatically by the Accepting Company.

                                  Article XII.

                                 POLICY CHANGES

     If any change is made in the amount of insurance under a policy reinsured hereunder, the Ceding Company shall notify the Accepting Company.

                                  ARTICLE XIII.

                              INSPECTION OF RECORDS

     The Ceding Company and the Accepting Company shall have the right, at any reasonable time, to examine at the office of the other any books, documents, reports or records which pertain in any way to the policies reinsured under this Agreement.

                                  Article XIV.

                                   INSOLVENCY

     1. In the event of the insolvency of the Ceding Company, reinsurance hereunder is payable by the Accepting Company on the basis of the liability of the Ceding Company under the contracts reinsured without diminution because of the insolvency of the Ceding Company. It is further agreed, in the event of the insolvency of the Ceding Company, that the liquidator, or receiver, or statutory successor of the insolvent Ceding Company shall give written notice to the Accepting Company of the pendency of a claim against the insolvent Ceding Company coming to his notice, on any contract reinsured, within a reasonable time after such claim is filed in the insolvency proceedings; that during the pendency of such claim the Accepting Company may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Ceding Company or its liquidator or statutory successor; that the expense thus incurred by the Accepting Company shall be chargeable, subject to court approval, against the insolvent Ceding Company as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Accepting Company.

     2. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the Ceding Company.

                                   Article XV.

                                   ARBITRATION

     Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within 20 (Twenty) days from receipt of notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be an officer of a life insurance company. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of the Ceding Company, unless some other location is mutually agreed upon.

                                  Article XVI.

                              PARTIES TO AGREEMENT

     This is an Agreement solely between the Ceding Company and the Accepting Company. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Accepting Company and the insured or the beneficiary under any policy of the Ceding Company which may be reinsured hereunder.

                                  Article XVII.

                              DURATION OF AGREEMENT

     This Agreement shall be effective as of January 1, 1984 and shall be unlimited as to its duration but may be terminated at any time insofar as it pertains to the handling of new business by either party giving one month's notice of termination in writing.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate by their respective officers, this 21st day of May, 1984.


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


/s/ David E. McPherson
-----------------------------------
Vice President


ALLSTATE LIFE INSURANCE COMPANY


/s/ Paul J. Overberg
-----------------------------------
Senior Vice President

                                   SCHEDULE A

                                RETENTION LIMITS

LIFE REINSURANCE

                                      Max. Amt.    Max. Amt.
                                      Retained       Ceded
                                      by Ceding      Auto-
           Ages    Classification      Company     matically
          -----    --------------     ---------    ---------
           0-65    Std. - Table D     $  50,000    $ 200,000
           0-65    Tables E - H          50,000      200,000
           0-65    Table J & Over        50,000      200,000

          66-70    Std. - Table D        50,000      200,000
          66-70    Tables E - H          50,000      200,000
          66-70    Table J & Over        50,000      200,000

Permanent flat extras will be equated with table ratings by assuming that each full $2.50 of extra premium comprises one table. Temporary flat extras will be ignored. For policies payable in installments, the commuted value of the installments is to be taken in figuring the maximum retention of the Ceding Company and the reinsurance of the Accepting Company.

WAIVER OF PREMIUM REINSURANCE

Maximum Amount Retained by Ceding Company:           All amounts issued.

ACCIDENTAL DEATH BENEFIT

Maximum Amount Retained by Ceding Company:                $50,000

Maximum Amount Ceded Automatically:                      $200,000

AUTOMATIC CESSION

Maximum amount of insurance in force and applied for in all companies.

                 Life Insurance and
           Ages  Waiver of Premium   Accidental Death
           ----  ------------------  ----------------
           0-20         750,000           350,000
          21-60       2,000,000           350,000
          61-65         750,000           350,000
          66-70         250,000              none

                                   SCHEDULE B

                                   LIFE INSURANCE; STANDARD

Yearly Renewable Term Reinsurance Premiums per $1000 face amount reinsured.

AGE AT ISSUE-----------------------------POLICY YEAR---------------------------------   ATTAINED AGE
MALE  FEMALE    ONE   TWO   THREE  FOUR  FIVE   SIX  SEVEN  EIGHT  NINE   TEN  ELEVEN+  MALE  FEMALE
   0       0    6.46  1.72   1.41  1.36  1.29  1.21   1.14   1.08  1.04  1.01    0.99    10     10
   1       1    1.72  1.41   1.36  1.29  1.21  1.14   1.08   1.04  1.01  0.99    1.03    11     11
   2       2    1.41  1.36   1.29  1.21  1.14  1.08   1.04   1.01  0.99  1.03    1.09    12     12
   3       3    1.36  1.29   1.21  1.14  1.08  1.04   1.01   0.99  1.03  1.09    1.17    13     13
   4       4    1.29  1.21   1.14  1.08  1.04  1.01   0.99   1.03  1.09  1.17    1.27    14     14

   5       5    1.21  1.14   1.08  1.04  1.01  0.99   1.03   1.09  1.17  1.27    1.39    15     15
   6       6    1.14  1.08   1.04  1.01  0.99  1.03   1.09   1.17  1.27  1.39    1.47    16     16
   7       7    1.08  1.04   1.01  0.99  1.03  1.09   1.17   1.27  1.39  1.47    1.55    17     17
   8       8    1.04  1.01   0.99  1.03  1.09  1.17   1.27   1.39  1.47  1.55    1.65    18     18
   9       9    1.01  0.99   1.03  1.09  1.17  1.27   1.39   1.47  1.55  1.62    1.77    19     19

  10      10    0.99  1.03   1.09  1.17  1.27  1.39   1.47   1.55  1.61  1.69    1.87    20     20
  11   11-17    1.03  1.09   1.17  1.27  1.39  1.47   1.55   1.60  1.68  1.78    1.99    21  21-27
  12      18    1.09  1.17   1.27  1.39  1.47  1.55   1.60   1.67  1.76  1.84    2.10    22     28
  13      19    1.17  1.27   1.39  1.47  1.55  1.60   1.66   1.74  1.82  1.90    2.20    23     29
  14      20    1.27  1.39   1.47  1.55  1.60  1.65   1.72   1.80  1.87  1.95    2.30    24     30

  15      21    1.39  1.47   1.55  1.60  1.63  1.70   1.77   1.84  1.92  1.99    2.34    25     31
  16      22    1.47  1.55   1.60  1.65  1.69  1.74   1.81   1.88  1.95  1.99    2.31    26     32
  17      23    1.55  1.60   1.65  1.68  1.72  1.77   1.83   1.90  1.95  1.95    2.30    27     33
  18      24    1.61  1.64   1.67  1.70  1.74  1.79   1.85   1.90  1.91  1.91    2.31    28     34
  19      25    1.64  1.65   1.67  1.70  1.74  1.79   1.84   1.86  1.86  1.87    2.33    29     35

  20      26    1.64  1.63   1.65  1.69  1.72  1.76   1.80   1.81  1.82  1.85    2.34    30     36
  21      27    1.60  1.58   1.59  1.65  1.67  1.70   1.75   1.78  1.81  1.85    2.34    31     37
  22      28    1.54  1.52   1.54  1.59  1.62  1.66   1.72   1.77  1.81  1.87    2.34    32     38
  23      29    1.45  1.45   1.48  1.54  1.59  1.64   1.72   1.78  1.85  1.91    2.38    33     39
  24      30    1.37  1.40   1.45  1.53  1.59  1.65   1.73   1.79  1.89  1.98    2.44    34     40

  25      31    1.31  1.36   1.46  1.57  1.62  1.68   1.74   1.83  1.94  2.05    2.54    35     41
  26      32    1.28  1.36   1.47  1.59  1.67  1.70   1.78   1.80  2.01  2.15    2.65    36     42
  27      33    1.26  1.38   1.57  1.64  1.70  1.73   1.83   1.96  2.12  2.27    2.82    37     43
  28      34    1.26  1.41   1.57  1.70  1.75  1.79   1.91   2.07  2.26  2.44    3.00    38     44
  29      35    1.27  1.46   1.66  1.76  1.84  1.89   2.02   2.21  2.43  2.66    3.22    39     45

AGE AT ISSUE--------------------------------POLICY YEAR----------------------------------- ATTAINED AGE
MALE  FEMALE   ONE   TWO  THREE   FOUR   FIVE    SIX  SEVEN  EIGHT   NINE    TEN  ELEVEN+  MALE  FEMALE
  30      36  1.29  1.52   1.74   1.87   1.94   2.00   2.16   2.38   2.63   2.88    3.48    40      46
  31      37  1.31  1.57   1.82   1.97   2.05   2.13   2.32   2.57   2.86   3.15    3.79    41      47
  32      38  1.36  1.65   1.90   2.09   2.20   2.28   2.50   2.78   3.11   3.43    4.11    42      48
  33      39  1.41  1.73   2.00   2.21   2.35   2.45   2.70   3.01   3.36   3.74    4.45    43      49
  34      40  1.46  1.82   2.13   2.34   2.51   2.66   2.92   3.25   3.64   4.06    4.85    44      50

  35      41  1.52  1.92   2.27   2.48   2.71   2.86   3.18   3.52   3.95   4.42    5.26    45      51
  36      42  1.57  2.03   2.39   2.65   2.91   3.11   3.46   3.84   4.28   4.80    5.71    46      52
  37      43  1.62  2.14   2.56   2.83   3.12   3.36   3.78   4.18   4.67   5.23    6.19    47      53
  38      44  1.68  2.27   2.75   3.06   3.33   3.67   4.13   4.59   5.11   5.73    6.75    48      54
  39      45  1.75  2.39   2.96   3.30   3.59   3.97   4.51   5.02   5.60   6.24    7.38    49      55

  40      46  1.84  2.58   3.20   3.57   3.85   4.32   4.93   5.48   6.12   6.82    8.06    50      56
  41      47  1.96  2.78   3.41   3.80   4.06   4.69   5.37   5.99   6.67   7.39    8.79    51      57
  42      48  2.11  2.98   3.63   4.04   4.37   5.07   5.86   6.52   7.23   8.00    9.55    52      58
  43      49  2.27  3.16   3.81   4.35   4.71   5.45   6.33   7.05   7.77   8.57   10.32    53      59
  44      50  2.47  3.29   4.08   4.70   5.09   5.86   6.85   7.59   8.33   9.18   11.15    54      60

  45      51  2.71  3.50   4.37   5.06   5.48   6.32   7.41   8.19   8.94   9.84   12.09    55      61
  46      52  2.87  3.73   4.70   5.44   5.93   6.83   8.02   8.84   9.63  10.57   13.14    56      62
  47      53  3.01  3.98   5.04   5.88   6.40   7.41   8.71   9.57  10.37  11.41   14.30    57      63
  48      54  3.16  4.28   5.43   6.33   6.93   8.14   9.53  10.45  11.33  12.40   15.63    58      64
  49      55  3.31  4.62   5.87   6.83   7.50   8.91  10.40  11.38  12.35  13.62   17.08    59      65

  50      56  3.47  4.97   6.32   7.35   8.11   9.72  11.32  12.35  13.42  14.84   18.60    60      66
  51      57  3.65  5.32   6.81   7.91   8.73  10.63  12.27  13.36  14.53  16.10   20.23    61      67
  52      58  3.63  5.67   7.30   8.48   9.34  11.29  13.19  14.33  15.59  17.33   21.98    62      68
  53      59  4.02  5.46   7.70   9.00   9.89  11.89  14.02  15.17  16.45  18.30   23.80    63      69
  54      60  4.23  6.26   8.29   9.58  10.50  12.49  14.89  16.04  17.37  19.51   25.80    64      70

  55      61  4.46  6.60   8.86  10.25  11.19  13.17  15.80  16.99  18.40  20.77   28.00    65      71
  56      62  4.75  6.98   9.40  11.02  12.00  13.96  16.77  18.04  19.39  22.19   30.45    66      72
  57      63  5.07  7.44  10.20  11.98  13.03  14.93  17.82  19.27  21.03  23.93   33.16    67      73
  58      64  5.44  7.99  11.02  13.21  14.34  16.19  18.98  20.76  22.90  36.10   36.16    68      74
  59      65  5.88  8.63  11.93  14.55  15.81  19.60  20.27  22.40  24.97  28.51   39.34    69      75

                                   SCHEDULE B

AGE AT ISSUE---------------------------------------------POLICY YEAR------------------------ ATTAINED AGE
MALE  FEMALE    ONE    TWO  THREE   FOUR   FIVE    SIX  SEVEN  EIGHT   NINE    TEN  ELEVEN+  MALE  FEMALE
  60      66   6.37   9.33  12.91  15.97  17.40  19.18  21.72  24.19  27.21  31.19   41.37    70      76
  61      67   6.96  10.14  13.98  17.45  19.12  20.89  23.33  26.12  29.62  34.07   44.64    71      77
  62      68   7.75  11.18  15.24  18.98  20.96  22.74  26.12  27.99  31.90  36.91   48.24    72      78
  63      69   8.71  12.43  16.67  20.50  22.90  24.70  27.12  29.86  34.10  39.74   52.14    73      79
  64      70   9.69  13.70  18.07  22.00  24.87  26.82  29.36  31.99  36.60  42.99   56.36    74      80

  65      71  10.65  14.92  19.42  23.40  26.82  29.01  31.83  34.47  39.54  46.74   61.57    75      81
  66      72  11.52  16.03  20.66  24.70  28.70  31.31  34.55  37.41  43.07  51.16   67.18    76      82
  67      73  11.82  16.44  21.16  25.40  30.51  33.70  37.57  40.88  47.28  56.36   73.40    77      83
  68      74  11.90  16.57  21.39  25.89  32.17  36.17  40.87  45.01  52.35  62.48   80.23    78      84
  69      75  11.99  16.72  21.60  26.38  33.66  38.70  44.51  49.85  58.38  69.68   87.86    79      85

  70      76  12.07  16.86  21.84  26.87  34.94  41.28  48.48  55.54  65.54  78.11   96.47    80      86
  71      77  12.16  17.00  22.06  27.36  35.96  43.92  52.81  62.17  73.97  87.92  106.20    81      87
  72      78  12.24  17.14  22.28  27.87  36.68  46.59  57.53  69.84  83.84  99.29  116.55    82      88
                                                                                    127.83    83      89
                                                                                    139.11    84      90

                                                                                    150.63    85      91
                                                                                    162.29    86      92
                                                                                    174.03    87      93
                                                                                    185.79    88      94
                                                                                    199.34    89      95

                                                                                    213.10    90      96
                                                                                    229.63    91      97
                                                                                    248.37    92      98
                                                                                    266.74    93      99
                                                                                    286.26    94

                                                                                    307.88    95
                                                                                    343.00    96
                                                                                    406.37    97
                                                                                    465.81    98
                                                                                    559.78    99

                                   SCHEDULE B

                        LIFE INSURANCE; SUBSTANDARD RISKS
           Extra premiums for each table rating of 25% extra mortality

AGE AT ISSUE-------------------------------POLICY YEAR-------------------------------------ATTAINED AGE
MALE  FEMALE     ONE    TWO   THREE  FOUR  FIVE    SIX  SEVEN  EIGHT  NINE   TEN   ELEVEN+ MALE  FEMALE
   0       0     0.35   0.35   0.32  0.31  0.29   0.27   0.26   0.24  0.23   0.23    0.22   10       10
   1       1     0.35   0.32   0.31  0.29  0.27   0.26   0.24   0.23  0.23   0.22    0.23   11       11
   2       2     0.32   0.31   0.29  0.27  0.26   0.24   0.23   0.23  0.22   0.23    0.25   12       12
   3       3     0.31   0.29   0.27  0.26  0.24   0.23   0.23   0.22  0.23   0.25    0.26   13       13
   4       4     0.29   0.27   0.26  0.24  0.23   0.23   0.22   0.23  0.25   0.26    0.29   14       14

   5       5     0.27   0.26   0.24  0.23  0.23   0.22   0.23   0.25  0.26   0.29    0.31   15       15
   6       6     0.26   0.24   0.23  0.23  0.22   0.23   0.25   0.26  0.29   0.31    0.33   16       16
   7       7     0.24   0.23   0.23  0.22  0.23   0.25   0.26   0.29  0.31   0.33    0.35   17       17
   8       8     0.23   0.23   0.22  0.23  0.25   0.26   0.29   0.31  0.33   0.35    0.35   18       18
   9       9     0.23   0.22   0.23  0.25  0.26   0.29   0.31   0.33  0.35   0.35    0.35   19       19

  10      10     0.22   0.23   0.25  0.26  0.29   0.31   0.33   0.35  0.35   0.35    0.35   20       20
  11   11-17     0.23   0.25   0.26  0.29  0.31   0.33   0.35   0.35  0.35   0.35    0.35   21    21-27
  12      18     0.25   0.26   0.29  0.31  0.33   0.35   0.35   0.35  0.35   0.35    0.35   22       28
  13      19     0.26   0.29   0.31  0.33  0.35   0.35   0.35   0.35  0.35   0.35    0.35   23       29
  14      20     0.29   0.31   0.33  0.35  0.35   0.35   0.35   0.35  0.35   0.35    0.35   24       30

  15      21     0.31   0.33   0.35  0.35  0.35   0.35   0.35   0.35  0.35   0.35    0.35   25       31
  16      22     0.33   0.35   0.35  0.35  0.35   0.35   0.35   0.35  0.35   0.35    0.36   26       32
  17      23     0.35   0.35   0.35  0.35  0.35   0.35   0.35   0.35  0.35   0.36    0.37   27       33
  18      24     0.35   0.35   0.35  0.35  0.39   0.35   0.35   0.35  0.36   0.37    0.38   28       34
  19      25     0.35   0.35   0.35  0.35  0.35   0.35   0.35   0.36  0.37   0.38    0.38   29       35

  20      26     0.35   0.35   0.35  0.35  0.35   0.35   0.36   0.37  0.38   0.38    0.39   30       36
  21      27     0.35   0.35   0.35  0.35  0.35   0.36   0.37   0.38  0.38   0.39    0.40   31       37
  22      28     0.35   0.34   0.35  0.35  0.36   0.37   0.38   0.38  0.39   0.40    0.42   32       38
  23      29     0.33   0.33   0.33  0.35  0.36   0.37   0.38   0.39  0.40   0.42    0.44   33       39
  24      30     0.31   0.32   0.33  0.34  0.36   0.37   0.39   0.40  0.42   0.44    0.48   34       40

  25      31     0.29   0.31   0.33  0.35  0.36   0.38   0.39   0.41  0.44   0.46    0.53   35       41
  26      32     0.29   0.31   0.33  0.36  0.38   0.38   0.40   0.42  0.45   0.48    0.59   36       42
  27      33     0.28   0.31   0.34  0.37  0.38   0.39   0.41   0.44  0.48   0.51    0.63   37       43
  28      34     0.28   0.32   0.35  0.38  0.39   0.40   0.43   0.47  0.51   0.55    0.68   38       44
  29      35     0.29   0.33   0.37  0.40  0.41   0.43   0.45   0.50  0.55   0.60    0.72   39       45

AGE AT ISSUE-------------------------------POLICY YEAR------------------------------------ATTAINED AGE
MALE  FEMALE  ONE    TWO   THREE  FOUR  FIVE   SIX   SEVEN  EIGHT  NINE    TEN  ELEVEN+   MALE  FEMALE
  30      36  0.29   0.34   0.39  0.41  0.43   0.45   0.49   0.54  0.59   0.65    0.78     40      46
  31      37  0.29   0.35   0.41  0.44  0.46   0.48   0.52   0.58  0.64   0.71    0.85     41      47
  32      38  0.31   0.37   0.43  0.47  0.50   0.51   0.56   0.63  0.70   0.77    0.90     42      48
  33      39  0.39   0.39   0.45  0.50  0.53   0.55   0.61   0.68  0.76   0.84    0.96     43      49
  34      40  0.33   0.41   0.48  0.53  0.56   0.60   0.66   0.73  0.82   0.91    1.03     44      50

  35      41  0.34   0.43   0.51  0.56  0.61   0.64   0.72   0.79  0.89   0.99    1.13     45      51
  36      42  0.35   0.46   0.54  0.60  0.65   0.70   0.78   0.86  0.96   1.08    1.26     46      52
  37      43  0.36   0.48   0.58  0.64  0.70   0.76   0.85   0.94  1.05   1.18    1.39     47      53
  38      44  0.38   0.51   0.62  0.69  0.75   0.83   0.93   1.03  1.15   1.29    1.52     48      54
  39      45  0.39   0.54   0.67  0.74  0.81   0.89   1.01   1.13  1.26   1.40    1.66     49      55

  40      46  0.41   0.58   0.72  0.80  0.87   0.97   1.11   1.23  1.38   1.53    1.81     50      56
  41      47  0.44   0.63   0.77  0.86  0.91   1.06   1.21   1.35  1.50   1.66    1.98     51      57
  42      48  0.47   0.67   0.82  0.91  0.98   1.14   1.32   1.47  1.63   1.80    2.15     52      58
  43      49  0.51   0.71   0.86  0.98  1.06   1.23   1.42   1.59  1.75           2.32     53      59
  44      50  0.56   0.74   0.92  1.06  1.15   1.32   1.54   1.71  1.87   2.07    2.51     54      60

  45      51  0.61   0.79   0.98  1.14  1.23   1.42   1.67   1.84  2.01   2.21    2.72     55      61
  46      52  0.65   0.84   1.06  1.22  1.33   1.54   1.80   1.99  2.17   2.30    2.96     56      62
  47      53  0.68   0.90   1.13  1.32  1.44   1.67   1.96   2.15  2.33   2.57    3.22     57      63
  48      54  0.69   0.96   1.22  1.42  1.56   1.83   2.14   2.35  2.55   2.81    3.52     58      64
  49      55  0.71   1.04   1.32  1.54  1.69   2.00   2.34   2.56  2.78   3.06    3.78     59      65

  50      56  0.72   1.10   1.42  1.65  1.82   2.19   2.55   2.78  3.02   3.34    4.05     60      66
  51      57  0.75   1.20   1.53  1.78  1.96   2.37   2.76   3.01  3.27   3.62    4.29     61      67
  52      58  0.83   1.28   1.64  1.91  2.10   2.54   2.97   3.22  3.51   3.85    4.53     62      68
  53      59  0.90   1.34   1.75  2.03  2.23   2.68   3.15   3.41  3.70   4.05    4.77     63      69
  54      60  0.95   1.41   1.87  2.16  2.36   2.81   3.35   3.61  3.91   4.24    5.01     64      70

  55      61  1.00   1.49   1.99  2.31  2.52   2.96   3.54   3.81  4.11   4.44    5.26     65      71
  56      62  1.07   1.57   2.13  2.48  2.70   3.14   3.75   4.04  4.37   4.82    5.66     66      72
  57      63  1.14   1.67   2.30  2.70  2.93   3.36   3.97   4.27  4.73   5.38    5.90     67      73

WAIVER OF PREMIUM

The premium charged the insured on the amount reinsured less the following total allowances:

      First Year     75%
      Renewal        10%

ACCIDENTAL DEATH BENEFIT

          Classification     First Year  Renewal
          --------------     ----------  -------
            Standard                .25     1.00
            2 X Standard            .50     1.80
            3 X Standard            .75     2.60
            4 X Standard           1.00     3.40
            5 X Standard           1.25     4.20

                                   SCHEDULE B

AGE AT ISSUE ------------------------------POLICY YEAR----------------------------------- ATTAINED AGE
MALE  FEMALE   ONE    TWO  THREE  FOUR  FIVE    SIX  SEVEN  EIGHT   NINE     TEN  ELEVEN+ MALE  FEMALE
  60      66  1.43   2.10   2.90  3.59  3.92   4.32   4.89   5.44   6.12    6.98    7.74    70      76
  61      67  1.57   2.28   3.15  3.81  4.27   4.70   5.25   5.88   6.66    7.67    8.46    71      77
  62      68  1.74   2.52   3.43  4.08  4.72   5.12   5.65   6.30   7.18    8.30    9.35    72      78
  63      69  1.96   2.80   3.75  4.59  5.15   5.56   6.10   6.72   7.67    8.94   10.29    73      79
  64      70  2.08   3.08   4.07  4.95  5.60   6.03   6.61   7.20   8.24    9.67   11.35    74      80

  65      71  2.40   3.36   4.37  5.27  6.03   6.53   7.16   7.76   8.90   10.52   12.26    75      81
  66      72  2.59   3.61   4.65  5.56  6.46   7.04   7.77   8.42   9.69   11.51   12.82    76      82
  67      73  2.66   3.70   4.76  5.72  6.86   7.58   8.45   9.20  10.64   12.68   13.20    77      83
  68      74  2.68   3.73   4.81  5.83  7.24   8.14   9.20  10.13  11.78   13.20   13.49    78      84
  69      75  2.70   3.76   4.86  5.94  7.57   8.71  10.01  11.22  12.90   13.49   13.63    79      85

  70      76  2.72   3.79   4.91  6.05  7.86   9.29  10.91  12.50  13.35   13.63   13.68    80      86
  71      77  2.74   3.83   4.96  6.16  8.09   9.88  11.86  13.20  13.58   13.68   13.68    81      87
  72      78  2.75   3.86   5.01  6.27  8.25  10.48  12.94  13.52  13.68   13.68   13.68    82      88
                                                                                   13.68    83      89
                                                                                   13.68    84      90

                                                                                   13.68    85      91
                                                                                   13.68    86      92
                                                                                   13.68    87      93
                                                                                   13.68    88      94
                                                                                   13.68    89      95

                                                                                   13.68    90      96
                                                                                   13.68    91      97
                                                                                   13.68    92      98
                                                                                   13.68    93      99
                                                                                   13.68    94

                                                                                   13.68    95
                                                                                   13.68    96
                                                                                   13.68    97
                                                                                   13.68    98
                                                                                   13.68    99

                                   SCHEDULE C
                        POLICIES SUBJECT TO REINSURANCE*

1.   Life Insurance Policies issued by the Ceding Company,

2. Life Insurance Policies issued by PM Life Insurance Company, the name under which the Ceding Company operated between March 15, 1978 and December 19, 1983,

3. Life Insurance Policies (other than Adjustable Life) issued by Financial Life Insurance Company, the name under which the Ceding Company operated prior to March 15, 1978, and

4. Life Insurance Policies assumed by the Ceding Company from Allstate Life Insurance Company according to the terms of the Assumption Reinsurance Agreement to be effective July 1, 1984.

   * In no event shall any Universal Life Insurance Policy be subject to reinsurance hereunder.

                                  AMENDMENT #1
             to the Reinsurance Agreement effective January 1, 1984
                                     between
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                       and
                         ALLSTATE LIFE INSURANCE COMPANY

     WHEREAS Allstate Life Insurance Company of New York (called the "Ceding Company") wishes to cede and Allstate Life Insurance Company (called the "Accepting Company") wishes to accept liability for Universal Life Insurance Policies;

     IT IS AGREED that, effective as of September 1, 1984, the Reinsurance Agreement between the Ceding Company and Accepting Company is amended by deleting the exclusion of Universal Life Insurance Policies in Schedule C. Amended Schedule C is attached hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers on the dates shown below.


                                ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                By:     /s/ James D. Clements
                                        ----------------------------------------
                                        Assistant Vice President, Assistant
                                Title:  Secretary and Assistant General Counsel
                                        ----------------------------------------
                                Date:   12-10-86
                                        ----------------------------------------


                                ALLSTATE LIFE INSURANCE COMPANY

                                By:     /s/ Paul J. Overberg
                                        ----------------------------------------
                                Title:  Senior Vice President and Chief Actuary
                                        ----------------------------------------
                                Date:   12-10-86
                                        ----------------------------------------

                                   SCHEDULE C

                         POLICIES SUBJECT TO REINSURANCE

1.   Life Insurance Policies issued by the Ceding Company,

2 Life Insurance Policies issued by PM Life Insurance Company, the name under which the Ceding Company operated between March 15, 1978 and December 19, 1983,

3. Life Insurance Policies (other than Adjustable Life) issued by Financial Life Insurance Company, the name under which the Ceding Company operated prior to March 15, 1978, and

4. Life Insurance Policies assumed by the Ceding Company from Allstate Life Insurance Company according to the terms of the Assumption Reinsurance Agreement to be effective July 1, 1984.

                                  AMENDMENT #2
             to the Reinsurance Agreement effective January 1, 1984
                                     between
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          (called the "Ceding Company")
                                       and
                         ALLSTATE LIFE INSURANCE COMPANY
                        (called the "Accepting Company")

     Effective January 1, 1987, the Reinsurance Agreement is hereby amended by substituting the term "net amount at risk" wherever "face amount ceded," "face amount retained" or similar terms are stated or implied.

     This Amendment shall be subject to all the terms and conditions of the Reinsurance Agreement of which it is a part which do not conflict with the terms hereof.

     IN WITNESS WHEREOF, the parties hereto caused this Amendment to be executed by their respective officers on the dates shown below.


                                ALLSTATE LIFE INSURANCE  COMPANY OF NEW YORK

                                By:     /s/ James D. Clements
                                        ----------------------------------------
                                        Assistant Vice President, Assistant
                                Title:  Secretary and Assistant General Counsel
                                        ----------------------------------------
                                Date:   12-10-86
                                        ----------------------------------------


                                ALLSTATE LIFE INSURANCE COMPANY

                                By:     /s/ Paul J. Overberg
                                        ----------------------------------------
                                Title:  Senior Vice President and Chief Actuary
                                        ----------------------------------------
                                Date:   12-10-86
                                        ----------------------------------------

                                  AMENDMENT #3

             TO THE REINSURANCE AGREEMENT EFFECTIVE JANUARY 1, 1984

                                     BETWEEN

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          (CALLED THE "CEDING COMPANY")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (CALLED THE "ACCEPTING COMPANY)

As of October 1, 1988, "Schedule A" of the above mentioned agreement is replaced with the attached "Schedule A (revised, effective 10/1/88)."

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers on the dates shown below:

                                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                  BY:    /s/ Barry Paul
                                         --------------------------------------
                                  TITLE: Asst. Vice President & Corp. Actuary
                                         --------------------------------------
                                  DATE:  October 7, 1988
                                         --------------------------------------

                                  ALLSTATE LIFE INSURANCE COMPANY

                                  BY:    /s/ James D. Clements
                                         --------------------------------------
                                  TITLE: Assistant Vice President
                                         --------------------------------------
                                  DATE:  October 7, 1988
                                         --------------------------------------

                     SCHEDULE A (REVISED, EFFECTIVE 10/1/88)

                                RETENTION LIMITS

LIFE REINSURANCE

                                    Max. Amt.    Max. Amt.
                                    Retained      Ceded
                                    by Ceding     Auto-
           Ages   Classification     Company    matically
           ----   --------------    ---------   ----------
           0-75   Std. - Table E    $ 75,000    $  500,000
           0-75   Table F & Over      75,000       150,000

Permanent flat extra will be equated with table ratings by assuming that each full $2.50 of extra premium comprises one table. Temporary flat extras will be ignored. For policies payable in installments, the commuted value of the installments is to be taken in figuring the maximum retention of the Ceding Company and the reinsurance of the Accepting Company.

WAIVER OF PREMIUM REINSURANCE

Maximum Amount Retained by Ceding Company:     All amounts issued

ACCIDENTAL DEATH BENEFIT

Maximum Amount Retained by Ceding Company:     $  75,000

Maximum Amount Ceded Automatically:            $ 200,000

AUTOMATIC CESSION

Maximum amount of insurance in force and applied for in all companies:

                    Life Insurance and
               Age   Waiver of Premium    Accidental Death
               ---   -----------------    ----------------
              0-65         $ 2,500,000           $ 200,000
             66-75           2,500,000                None

                     SCHEDULE A (REVISED, EFFECTIVE 10/1/88)

                                RETENTION LIMITS

LIFE REINSURANCE

                                     Max. Amt.      Max. Amt.
                                     Retained        Ceded
                                     by Ceding       Auto-
           Ages    Classification     Company       matically
           ----    --------------    ---------     -----------
           0-75    Std. - Table E    $  75,000       $ 500,000
           0-75    Table F & Over       75,000         150,000

Permanent flat extra will be equated with table ratings by assuming that each full $2.50 of extras premium comprises one table. Temporary flat extras will be ignored. For policies payable in installments, the commuted value of the installments is to be taken in figuring the maximum retention of the Ceding Company and the reinsurance of the Accepting Company.

WAIVER OF PREMIUM REINSURANCE

Maximum Amount Retained by Ceding Company:           All amounts issued

ACCIDENTAL DEATH BENEFIT

Maximum Amount Retained by Ceding Company:           $  75,000

Maximum Amount Ceded Automatically:                  $ 200,000

AUTOMATIC CESSION

Maximum amount of insurance in force and applied for in all companies:

                     Life Insurance and
             Age     Waiver of Premium    Accidental Death
             ---     ------------------   ----------------
             0-65          $  2,500,000          $ 200,000
             66-75            2,500,000            None

                                  AMENDMENT #4
                  TO THE REINSURANCE AGREEMENT EFFECTIVE 1/1/84

                                     between

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK,
                          Huntington Station, New York
                             hereinafter "New York",

                                       and

                        ALLSTATE LIFE INSURANCE COMPANY,
                              Northbrook, Illinois
                             hereinafter "Allstate"

As of January 1, 1994, "Schedule A" of the above mentioned agreement is replaced with the attached "Schedule A (Revised, Effective 1/1/94)"

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers on the dates shown below:

  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

            By: /s/ James J. Brazda
               --------------------------------------

         Title: CAO
               --------------------------------------

Signature Date: December 7th, 1993              Effective Date: JANUARY 1, 1994
               --------------------------                       ---------------

  ALLSTATE LIFE INSURANCE COMPANY

            By: /s/ Barry S. Paul
               --------------------------------------

         Title: AVP
               --------------------------------------

Signature Date: November 30, 1993               Effective Date: JANUARY 1, 1994
               --------------------------                       ---------------

                     SCHEDULE A (REVISED, EFFECTIVE 1/1/94)

                                RETENTION LIMITS

LIFE REINSURANCE

                                   Max. Amt.
                                   Retained          Max. Amount
                                   by Ceding            Ceded
     Ages       Classification      Company         Automatically
     ----       --------------     ---------        -------------
     0-75       Std. - Table E     $ 250,000        $   1,000,000
     0-75       Table F & Over       250,000              500,000

Permanent flat extras will be equated with table ratings by assuming that each full $2.50 of extra premium comprises one table. Temporary flat extras will be ignored. For policies payable in installments, the commuted value of the installments is to be taken in figuring the maximum retention of the Ceding Company and the reinsurance of the Accepting Company.

WAIVER OF PREMIUM REINSURANCE

Maximum Amount Retained by Ceding Company:  All Amounts Issued

ACCIDENTAL DEATH BENEFIT

Maximum Amount Retained by Ceding Company: $75,000

Maximum Amount Ceded Automatically:  $350,000

AUTOMATIC CESSION

Maximum amount of insurance in force and applied for in all companies:

              Life Insurance and
       Age     Waiver of Premium    Accidental Death
       ---     -----------------    ----------------
      0-65          $  2,500,000          $  350,000
     66-75             2,500,000                None

                               AMENDMENT NUMBER 5

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1984

                                     BETWEEN
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    (HEREINAFTER CALLED THE "CEDING COMPANY")
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY
                  (HEREINAFTER CALLED THE "ACCEPTING COMPANY")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1984 between the Ceding Company and the Accepting Company (hereinafter "Agreement"), is amended as provided below.

1. Effective December 31, 1995, Article III is hereby amended by adding the following new paragraph:

       The Accepting Company shall pay to the Ceding Company, no less frequently than annually, and taxes incurred by the Ceding Company as a result of
       Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective December 31, 1995, Article III is hereby amended by adding the following new paragraph:

       The Accepting Company and the Ceding Company agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

       (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

       (b) The Ceding Company and the Accepting Company agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. The Ceding Company and the Accepting Company shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

       (c) This election shall be effective for 1995 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Allstate Life Insurance Company of New York

By     /s/ James J. Brazda
     ---------------------------
Title  CAO
       ---------------------------
Date   9/25/85
       ---------------------------


Allstate Life Insurance Company

By     /s/ C. Nelson Strom
     -----------------------------
Title  AVP
       ---------------------------
Date   9/21/95
       ---------------------------

Exhibit 10.7



                        ASSUMPTION REINSURANCE AGREEMENT

This agreement entered into by and between Allstate Life Insurance Company, an insurance company organized under the laws of the State of Illinois (hereinafter referred to as "Allstate"), and Allstate Life Insurance Company of New York, a life insurance company organized under the laws of the State of New York, (hereinafter referred to as "New York") shall take effect as of 12:01 a.m. on July 1, 1984.

WITNESSETH:

          WHEREAS, Allstate wishes to cease being a direct writer of certain insurance policies identified herein; and

          WHEREAS, Allstate wishes, by assumption reinsurance, to relieve itself from all liability under such policies of insurance; and

          WHEREAS, New York is willing to assume and accept all of Allstate's liabilities under such policies:

          NOW THEREFORE, in consideration of these premises, the mutual promises hereinafter set forth, and the transfer by Allstate to New York with respect to policies subject to reinsurance hereunder of assets in value equal to the total of the following items 1 through 5, minus items 6 and 7, as they appear on the books of Allstate on the effective date hereof, and subject to such equitable adjustment as the parties may agree upon:

          1.   Aggregate reserves;

          2.   Policy and contract claim reserves and liabilities;

          3. Liability for premiums and annuity considerations received in advance;

          4.   Liability for premium and other deposit funds;

          5.   Commissions to agents due or accrued;

          6. Premiums and annuity considerations deferred and uncollected or due and unpaid;

          7.   Pre-paid agents commissions.

the parties hereto mutually agree as follows:

1. The items listed above shall be computed on the basis of statutory actuarial principles and in accordance with the normal practices of Allstate.

     Payment of the aggregate amount due New York shall be effected in two installments, as follows:

          a.) SIXTY-FIVE MILLION DOLLARS ($65,000,000) in cash on July 1, 1984, and

          b.) the balance, if any, no later than October 1, 1984, with interest thereon accruing at an annual rate equal to that appearing on Line 8 of Exhibit 2 of Allstate's 1983 Statutory Statement.

     In the event that the actual aggregate amount due New York is determined to be less than $65,000,000, the excess of that amount paid to New York on July 1, 1984 shall be refunded to Allstate no later than October 1, 1984 with interest accruing thereon at an annual rate equal to that appearing on Line 8 of Exhibit 2 of Allstate's 1983 Statutory Statement.

2. This agreement shall apply to all insurance policies and any and all riders and endorsements attached thereto, hereinafter referred to as the "Policies", written by Allstate and described on Exhibit A, attached hereto.

3. Allstate hereby cedes and New York hereby accepts all obligations as insurer with respect to the Policies with the same force and effect and to the same extent as if New York had itself issued the Policies, including liability for

               (a)  claims incurred but unpaid as of the effective date, and

               (b) periodic or accumulative benefits payable with respect to claims incurred prior to the effective date under policies in force on the effective date.

4. Effectiveness of the assumption by New York of any Policy shall be contingent upon the obtaining of appropriate regulatory approval and the consent of the individual policyholders. Should all such approvals and consents not have been obtained prior to the effective date hereof, the effective date as to any Policy so affected shall be such date on or after the obtaining of regulatory approval or consent as the parties may agree upon.

5. The liability of New York as assumed hereunder shall remain in force until all obligations under the Policies shall have been satisfied.

6. New York hereby agrees to pay (a) all agency commissions allocable to the Policies payable on or after the effective date in accordance with the terms of the compensation agreements then in effect, and (b) all premium taxes allocable to the Policies payable on or after the effective date.

7. New York hereby agrees to indemnify Allstate against and agrees to hold it free and harmless of and from any and all loss upon or by reason of, and expense in connection with, any and all obligations assumed under the Policies.

8. The supervision, investigation, defense against, payment or performance of all obligations under the Policies assumed hereunder shall be conducted by New York, and the expenses of such supervision, investigation, defense, payment or performance shall be borne by it. In the event process is served upon Allstate with respect to any obligation assumed by New York under the Policies, Allstate shall, as promptly as reasonably possible, give notice thereof to New York and New York shall then in the name of Allstate or in its own name, but at its own cost and expense, interpose defense in, settle, compromise or otherwise dispose of such action as New York deems best.

9. The solicitation for and underwriting of new or additional insurance, methods of claim handling, and any or all other matters pertaining to the Policies shall be under the sole and exclusive management and control of New York.

10. New York shall provide notification and issue certificates of assumption, specimen copies of which are attached hereto and marked Exhibit B, to each policyholder and shall collect and be entitled to receive all premiums, if any, which are or become due and payable on or after the effective date of this agreement. In the event that any premiums covering periods of insurance commencing on or after the effective date of this agreement come into the possession of Allstate, it shall remit such premiums to New York in gross.

11. Allstate shall furnish and assign to New York, and New York shall thereafter own, all data, records and information in its possession which is mutually agreed upon as being necessary to facilitate the orderly transfer of liability between the parties hereto, specifically including but not restricted to the following items:

               (a) Copies of all Policy contracts (including riders, applications and other contract forms) which are being assumed by New York;

               (b) All information and data pertaining to prior claim experience under the Policies;

               (c) All information pertaining to the administration of the Policies under any existing agreements between Allstate and its policyholders;

               (d) All information and data respecting any agency agreements pertaining to the Policies;

               (e) Copies, as required by New York, of all insurance department correspondence relating to the Policies;

               (f) All claim files relating to the Policies (closed and active).

12. Should Allstate's participation in any filing involving the Policies be required by any state regulatory authority having an interest in such filing, Allstate will participate to the extent requested by such authority.

13. Each party to this agreement shall act reasonably in all matters within the terms of this agreement. Clerical errors and oversights occasioned in good faith in the administration of this agreement shall not prejudice either party hereto and shall be rectified on an equitable basis.

14. In the event of the insolvency of Allstate, New York shall pay claims under the Policies directly to those entitled to such payments pursuant to the policy terms and without any diminution on account of such insolvency.

15. Each party shall have the right at any reasonable time, to inspect all books and documents maintained by the other party relating to the liability assumed hereunder.

16. This agreement, along with the Exhibits attached hereto, embodies the entire contract between Allstate and New York relevant to the subject matter hereof, and is to be interpreted in accord with and governed by the laws of the State of New York. No modifications, variations or changes shall be binding upon either party unless the same are reduced to writing subscribed by each, and approved as necessary by regulatory authority.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in duplicate by their respective officers duly authorized to do so.


Executed on this 14th day of June, 1984.

ATTEST:                                          ALLSTATE LIFE INSURANCE COMPANY

  /s/ James D. Clements                     Signature:    /s/ Paul J. Overberg
---------------------------                              -----------------------
  James D. Clements                          Name:        Paul J. Overberg
---------------------------                              -----------------------
  Counsel                                    Title:       Senior Vice President
---------------------------                              -----------------------


Executed on this 14th day of June, 1984.

ATTEST:                                                  ALLSTATE LIFE INSURANCE
                                                         COMPANY OF NEW YORK

  /s/ James D. Clements                     Signature:    /s/ David E. McPherson
---------------------------                              -----------------------
  James D. Clements                          Name:        David E. McPherson
---------------------------                              -----------------------
  Assistant Secretary                        Title:       Vice President
---------------------------                              -----------------------

                                    EXHIBIT A

                         POLICIES SUBJECT TO ASSUMPTION

          All Individual Policies of Life and Health Insurance and all Individual Annuity Contracts, issued on New York forms and insuring persons resident in the State of New York on the effective date.

                                    EXHIBIT B

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
            A STOCK COMPANY-HOME OFFICE: HUNTINGTON STATION, NEW YORK

                            CERTIFICATE OF ASSUMPTION
                  INDIVIDUAL LIFE, HEALTH AND ANNUITY INSURANCE

POLICYHOLDER                                                     POLICY NUMBER


                                                                 ASSUMPTION DATE

All rights and duties of the Allstate Life Insurance Company as set forth in the policy described above have been assumed by the Allstate Life Insurance Company of New York.

All premiums due on or after the date shown above are to be paid to Allstate Life Insurance Company of New York.

Signed for Allstate Life Insurance Company of New York at our home office in Huntington Station, New York. This certificate becomes part of the policy effective on the date shown above and should be attached to it.

/s/ [ILLEGIBLE]                                     /s/ Herbert E. Lister
   Secretary                                               President

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  P.O. BOX 2898
                           HUNTINGTON QUADRANGLE SOUTH
                                    ROUTE 110
                       HUNTINGTON STATION, NEW YORK 11746

[ALLSTATE GENERIC LOGO]

Dear Policyholder:

          Allstate is changing the structure of its operations in the State of New York. Our newly formed company, Allstate Life Insurance Company of New York, is planning to assume responsibility for your policy as of July 1, 1984.

          How would this change affect you? Very little. This change would not alter your policy in any way. You would keep the same agent. Our high quality service would be continued without any disruption.

          The most notable change for you would be that, from now on, any premiums would be made payable to Allstate Life Insurance Company of New York. If you are on a preauthorized payment plan, this plan would not change. Allstate Life Insurance Company of New York would automatically withdraw premiums from your account as they become due.

          The address and phone number for Allstate Life Insurance Company of New York is:

                    P.O. Box 2898
                    Huntington Quadrangle South
                    Route 110
                    Huntington Station, New York 11746
                    (516) 752-5300

          We have enclosed a Certificate of Assumption which you should keep with your policy. You have the right to reject the assumption of your policy and remain a policyholder of Allstate Life Insurance Company. If you wish to reject this change, please let us know within 30 days by completing the form enclosed and mailing it in the postage-paid envelope provided.

          If you have any other questions about this change, please let us or your Allstate agent know.

          We look forward to serving you and your continuing insurance needs.

                                             Sincerely,

                                             Herbert E. Lister
                                             President
                                             Allstate Life Insurance Company
                                             Allstate Life Insurance Company
                                               of New York

I elect to reject assumption of my policy by Allstate Life Insurance Company of New York and to remain a policyholder of Allstate Life Insurance Company. The Assumption Certificate is enclosed.

Name
                                        ----------------------------------------

Policy Number
                                        ----------------------------------------

Address
                                        ----------------------------------------


                                        ----------------------------------------

Phone Number
                                        ----------------------------------------

                                    AGREEMENT

     Allstate Life Insurance Company and Allstate Life Insurance Company of New York are parties to an Assumption Reinsurance Agreement effective July 1, 1984. Pursuant to the terms of that Agreement, Allstate Life Insurance Company transferred to Allstate Life Insurance Company of New York assets in value equal to:

     Aggregate reserves,
     policy and contract claim reserves and liabilities, liability for premiums and annuity considerations received in advance, liability for premium and other deposit funds, and commissions to Agents due or accrued,

LESS:

     Premiums and annuity considerations deferred and uncollected or due and unpaid, and
     pre-paid agents' commissions.

     Due to inadvertence, Allstate Life neglected to arrange for transfer of assets equalling income tax liability occasioned because of the non-deductible status of certain deficiency reserves maintained in connection with the policies assumed.

     The Assumption Reinsurance Agreement provides for equitable adjustment of the amount of assets transferred and rectification of errors and oversights on equitable basis.

     The parties agree that equity requires an additional transfer of assets in order to properly reflect the additional tax liability described above. Accordingly, when the exact amount of additional income tax liability has been determined, assets in that amount plus interest at an annual rate equal to that appearing on Line 8 of Exhibit 2 of Allstate Life Insurance Company's 1984 Statutory Statement will be immediately transferred to Allstate Life Insurance Company of New York.

     Executed this 5th day of April, 1985.


                                           ALLSTATE LIFE INSURANCE COMPANY

                             Signature:            /s/ Paul J. Overberg
                                           -------------------------------------
                                  Name:            Paul J. Overberg
                                           -------------------------------------
                                 Title:            Senior Vice President
                                           -------------------------------------


                                           ALLSTATE LIFE INSURANCE COMPANY
                                                     OF NEW YORK

                             Signature:            /s/ James D. Clements
                                           -------------------------------------
                                  Name:            James D. Clements
                                           -------------------------------------
                                 Title:            Assistant Secretary
                                           -------------------------------------

Exhibit 10.8

                              REINSURANCE AGREEMENT

                                     between

    ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK, Huntington Station, New York

                           hereinafter "NEW YORK", and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois

                             hereinafter "ALLSTATE"

                                   ARTICLE I.

                              BASIS OF REINSURANCE

1. The NEW YORK coverages that are listed in Schedule A shall be reinsured with ALLSTATE. On these coverages, ALLSTATE will accept 100% of the risks in excess of the retention limits specified in Schedule B.

2. The liability of ALLSTATE will begin simultaneously with that of NEW YORK, and in no event shall the reinsurance of ALLSTATE be in force and binding unless the coverages issued by NEW YORK are in force.

                                   ARTICLE II.

                              REINSURANCE PREMIUMS

1. The reinsurance premiums payable by NEW YORK to ALLSTATE shall be as specified in Schedule C.

2. NEW YORK shall remit the reinsurance premium payable to ALLSTATE within 60 days after the end of each month during which reinsurance is in effect hereunder.

3. Any adjustment of the reinsurance premium due to errors and oversights shall be on an equitable basis.

                                  ARTICLE III.

                              LIABILITY OF ALLSTATE

1. ALLSTATE shall pay in cash to NEW YORK the net reinsured benefits, as hereinafter defined, within 60 days after receiving due notice from NEW YORK.

2. The net reinsured benefits shall be the actual amount of cash which NEW YORK has paid on reinsured coverages.

3. The liability of ALLSTATE on any coverage reinsured under this Agreement will continue as long as NEW YORK remains liable under such coverages, and will terminate when the liability of NEW YORK for each such coverage terminates.

                                   ARTICLE IV.

                               EXPERIENCE REFUNDS

1. ALLSTATE will pay experiences refunds annually to NEW YORK within 60 days after the end of each calendar year.

2. Experience refunds will be based on one year periods ending December 31 and shall be computed by the following formula.

     ER = .99P - C

     where, ER = the Experience Refund.

             C = the net reinsured benefits as defined in Item 2 of Article III plus claim expenses incurred by NEW YORK for which it is reimbursed by ALLSTATE.

             P = the reinsurance premium paid by NEW YORK to ALLSTATE as defined in Article II.

     Both C and P relate to one year periods ending December 31 of the year for which the experience refund is being calculated.

     If the experience refund is negative for a given year, such negative amount will be carried forward and treated as an addition to the net reinsured benefits in calculating the experience refund for the following years. Any unrecovered balance of a negative carry forward arising from a given year's experience will be dropped from the experience refund calculations after ten years following the year of loss.

                                   ARTICLE V.

                                   OVERSIGHTS

ALLSTATE shall be bound as NEW YORK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of a misunderstanding or oversight on the part of either NEW YORK or ALLSTATE, both NEW YORK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   ARTICLE VI.

                                COVERAGE CHANGES

If any material change is made in the coverage subject to reinsurance under this Agreement, NEW YORK shall notify ALLSTATE within 60 days.

                                  ARTICLE VII.

                              INSPECTION OF RECORDS

NEW YORK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the coverages reinsured under this Agreement.

                                  ARTICLE VIII.

                              ACCOUNTING STATEMENTS

NEW YORK shall provide ALLSTATE with all necessary accounting records by the tenth workday following each calendar month end. These records shall include but not be limited to:

     (1)  reserves on reinsured coverages,

     (2)  premiums and claims,

     (3)  data required to complete the annual statement blank.

                                   ARTICLE IX.

                                   INSOLVENCY

In the event of the insolvency of NEW YORK, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of NEW YORK. It is further agreed that, in the event of the insolvency of NEW YORK, the liquidator, receiver or statutory successor of the insolvent NEW YORK shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent NEW YORK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to NEW YORK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent NEW YORK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to NEW YORK solely as a result of the defense undertaken by ALLSTATE.

                                   ARTICLE X.

                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within 20 (twenty) days from receipt of notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be an officer of a life insurance company. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of NEW YORK, unless some other location is mutually agreed upon.

                                   ARTICLE XI.

                              PARTIES TO AGREEMENT

This Agreement is solely between NEW YORK and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any policy of NEW YORK reinsured hereunder.

                                  ARTICLE XII.

                              DURATION OF AGREEMENT

This Agreement shall be effective as of January 1, 1986, and shall be unlimited as to its duration but may be terminated at any time by either party giving sixty (60) days written notice of termination.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate by their respective officers, on the dates shown below.


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ Paul J. Overberg
    -----------------------------------------
Title: SENIOR VICE PRESIDENT & CHIEF ACTUARY
       --------------------------------------
Date:  DECEMBER 20, 1985
       --------------------------------------

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Sherman M. Wolff
    -----------------------------------------
Title: VICE PRESIDENT
       --------------------------------------
Date:  DECEMBER 20, 1985
       --------------------------------------

                                   SCHEDULE A

               COVERAGES SUBJECT TO REINSURANCE UNDER THIS TREATY

All NEW YORK coverages providing group life, health and/or accidental death benefits inforce on the effective date and all subsequent issues. This includes coverages written on individual forms which are marketed on a direct response basis.

                                   SCHEDULE B

                            NEW YORK RETENTION LIMITS

FOR LIFE AND/OR ACCIDENTAL DEATH BENEFITS

NEW YORK shall retain a maximum amount of insurance of $75,000 per insured life.

FOR LONG-TERM DISABILITY COVERAGE (LTD)

NEW YORK shall retain a maximum monthly indemnity of $2000 per insured life.

FOR ALL OTHER REINSURED COVERAGES

NEW YORK shall retain the entire risk up to and including the point where the ratio of incurred claims to earned premiums equals 91%.

"Incurred Claims" are defined as all claims paid by NEW YORK on a year-to-date basis plus the change in reserve liability held by NEW YORK from the prior calendar year-end.

"Earned Premiums" are defined as all premiums collected by NEW YORK on a year-to-date basis plus the change in the due and unpaid accrued premiums from the prior calendar year-end, minus the change in the paid in advance and unearned accrued premiums from the prior calendar year-end.

                                   SCHEDULE C

                              REINSURANCE PREMIUMS

FOR LIFE AND/OR ACCIDENTAL DEATH BENEFITS

8.7% of NEW YORK's earned premium on coverages subject to reinsurance under this treaty which provide life and/or accidental death benefits.

FOR LTD

3.0% of NEW YORK's earned premium on coverages subject to reinsurance under this treaty which provide LTD benefits.

FOR ALL OTHER COVERAGES

2.5% of NEW YORK's earned premium on coverages subject to reinsurance under this treaty which provide other than life and/or accidental death or LTD benefits.

FOR ALL COVERAGES

"Earned Premiums" are defined as all premiums collected by NEW YORK on a year-to-date basis plus the change in the due and unpaid accrued premiums from the prior calendar year-end, minus the change in the paid in advance and unearned accrued premiums from the prior calendar year-end.

                               AMENDMENT NUMBER 1

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1986

                                     BETWEEN
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                         (HEREINAFTER CALLED "NEW YORK")
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1986 between NEW YORK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

1. Effective December 31, 1995, Article II is hereby amended by adding the following new paragraph:

          ALLSTATE shall pay to NEW YORK, no less frequently than annually, any taxes incurred by NEW YORK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective December 31, 1995, Article II is hereby amended by adding the following new paragraph:

          ALLSTATE and NEW YORK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

          (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

          (b) NEW YORK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. NEW YORK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

          (c) This election shall be effective for 1995 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Allstate Life Insurance Company of New York

By     /s/ James J. Brazda
   ------------------------

Title  CAO
      ---------------------

Date   9/25/95
      ---------------------

Allstate Life Insurance Company

By     /s/ C. Nelson Strom
   ------------------------

Title  AVP
      ---------------------

Date   9/21/95
      ---------------------

                                  Amendment #2

                  To the Reinsurance Agreement Effective 1/1/86
                                     between

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                             hereinafter "NEW YORK"

                                       and

                         ALLSTATE LIFE INSURANCE COMPANY
                             hereinafter "ALLSTATE"

The Reinsurance Agreement effective January 1, 1986, by and between NEW YORK and ALLSTATE is hereby amended, effective December 1, 1995, as set forth below.

1.   Article IV is deleted, and replaced with new Article IV as follows:

                                   ARTICLE IV.

                               EXPERIENCE REFUNDS

     1. ALLSTATE will pay an experience refund annually to NEW YORK within 60 days after the end of each calendar year.

     2. Experience refunds will be based on one year periods ending December 31 and shall be computed by the following formula:

          ORE = .99P - C

          where, ORE = the experience refund.

          C = the net reinsured benefits as defined in Item 2 of Article III plus the change in the reserve liability held by ALLSTATE from the prior calendar year-end.

          P = the reinsurance premium paid by NEW YORK to ALLSTATE as defined in Article II.

          Both C and P relate to one year periods ending December 31 of the year for which the experience refund is being calculated.

          If the experience refund is negative for a given year, such negative amount will be carried forward and treated as an addition to the net reinsured benefits in calculating the experience refund for the following years. Any unrecovered balance of a negative carry forward arising from a given year's experience will be dropped from the experience refund calculations after ten years following the year of the loss.

2.   A new Article XIII is added as follows:

                                  ARTICLE XIII

                                 ENTIRE CONTRACT

     1. This Agreement shall constitute the entire agreement between the parties with respect to the coverages reinsured hereunder, and there are no understandings between the parties other than expressed in this Agreement.

     2. Any change or modification to this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

3.   Schedule A is deleted, and replaced with the attached Schedule A.

4.   Schedule B is deleted, and replaced with the attached Schedule B.

5.   Schedule C is deleted, and replaced with the attached Schedule C.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers on the dates shown below:

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ James J. Brazda
      -------------------------------
Title:     CAO ALIC of NY
      -------------------------------
Date:      1/26/96
      -------------------------------

ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ Charles F. Thalheimer
      -------------------------------
Title:     ASSISTANT VICE PRESIDENT
      -------------------------------
Date:      JANUARY 15, 1996
      -------------------------------

                     Schedule A (Revised, Effective 12/1/95)

               COVERAGES SUBJECT TO AND EXCLUDED FROM REINSURANCE

The following coverages are subject to reinsurance under this Agreement: All NEW YORK coverages providing group accidental death benefits inforce on the effective date and all subsequent issues, including coverages written on individual forms which are marketed on a direct response basis.

The following coverages are excluded from reinsurance under this Agreement: specific travel accidental death insurance issued by NEW YORK covering cardholders who purchase travel tickets using a Novus Brand card, provided under individual policies issued to such cardholders or group policies issued to Greenwood Trust Company or Credit Card Services Insurance Trust of New York.

                     Schedule B (Revised, Effective 12/1/95)

                            NEW YORK RETENTION LIMITS

FOR ACCIDENTAL DEATH BENEFITS

NEW YORK shall retain a maximum amount of insurance of $ 500,000 per insured life.

                     Schedule C (Revised, Effective 12/1/95)

                              REINSURANCE PREMIUMS

FOR ACCIDENTAL DEATH BENEFITS

$ .0094 per "Average Thousand of Excess Coverage Inforce" attributable to policies subject to reinsurance under this agreement.

"Average Thousand of Excess Coverage Inforce" shall mean the sum of the face amount less NEW YORK's retention limit of each policy at the beginning of the calendar year plus the sum of the face amount less NEW YORK's retention limit of each policy at the end of the calendar year, divided by 2, divided by 1,000.

Exhibit 10.9

                              REINSURANCE AGREEMENT

                                    ARTICLE I
                                     PARTIES

This Reinsurance Agreement (the "Agreement") is by and between Allstate Life Insurance Company of New York, Huntington Station, New York (hereinafter referred to as "Allstate New York") and Allstate Life Insurance Company (hereinafter referred to as "Allstate").

                                   ARTICLE II
                           EFFECTIVE DATE OF AGREEMENT

This Agreement shall be effective as of 12:01 a.m. January 1, 1991 (the "Effective Date").

                                   ARTICLE III
                        PURPOSE AND BASIS OF REINSURANCE

1. The purpose of this Agreement is for Allstate New York to cede and Allstate to accept by way of indemnity reinsurance, one-hundred percent (100%) of the liability, under certain group conversion policies and certificates issued by Allstate New York (as described in Article IV hereof).

2. Reinsurance under this Agreement will be in force only if liability exists under the corresponding policy or certificate issued by Allstate New York.

                                   ARTICLE IV
                       OBLIGATIONS SUBJECT TO REINSURANCE

The policies and certificates subject to reinsurance under this Agreement are individual and group policies and certificates issued by Allstate New York providing group insurance conversion benefits, as shown in Exhibit A attached to and incorporated in this Agreement, (which shall hereinafter be referred to as "Reinsured Policies").

                                    ARTICLE V
                              LIABILITY OF ALLSTATE

1. Allstate will be liable under this Agreement for Net Benefits under the "Reinsured Policies". Net Benefits are defined as follows:

     (a) For Reinsured Policies issued directly or assumed by Allstate New York, Net Benefits are the actual amounts payable by Allstate New York under the Reinsured Policies, less any amounts payable to Allstate New York by another reinsurer with respect to such Reinsured Policies.

2. For Reinsured Policies issued directly or assumed by Allstate New York on or prior to the Effective Date, Allstate's liability for Net Benefits will begin on the first day following the Effective Date. This liability will include Net Benefits incurred on or prior to the Effective Date, but not paid until after the Effective Date.

3. Allstate's liability under this Agreement will continue as long as Allstate New York remains liable on the underlying Reinsured Policies, and will terminate simultaneously with Allstate New York's termination of liability.

4. The sole liability of Allstate with respect to the Reinsured Policies is as provided in this Agreement. Reinsurance of Reinsured Policies shall not create any right or legal relationship between Allstate and any claimant, nor between Allstate and any person or persons insured or their beneficiaries.

5. Allstate shall not be responsible hereunder for consequential, extra-contractual or punitive damages with respect to any litigation arising from or relating to the Reinsured Policies.

                                   ARTICLE VI
               REINSURANCE CONSIDERATION AND REINSURANCE BENEFITS

1. Subject to Article VII hereof, Allstate New York will pay to Allstate reserves held by Allstate New York attributable to the Reinsured Policies.

2. Subject to Article VIII hereof, Allstate New York will pay to Allstate reinsurance premiums.

3. Subject to Article V hereof, Allstate will pay to Allstate New York reinsurance benefits. Such reinsurance benefits are the benefits payable pursuant to the provisions of the Reinsured Policies.

                                   ARTICLE VII
                                RESERVE TRANSFERS

1. Within sixty (60) days following the date this Agreement is executed, Allstate New York shall pay to Allstate assets with statutory market value equal to (a), where (a) is as defined below. Allstate New York shall also pay to Allstate interest on this amount, such amount being equal to the sum of (b) and (c), as defined below.

     (a) Net statutory reserves determined as the portion of the following items (i) through (vi), minus item (vii) attributable to the Reinsured Policies. The applicable portion of these items will be calculated as of the Effective Date and will be based on page 3, line 2501, column 1 of Allstate New York's 1990 NAIC Statutory Statement as filed with the New York Insurance Department. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

                  ITEM                           DESCRIPTION
                  ----                    -------------------------
                  (i)                     Claim Reserves

                  (ii)                    Pending Claims

                  (iii)                   Incurred But Not Reported

                  (iv)                    Active Life Reserve

                  (v)                     Unearned Premium Reserve

                  (vi)                    Advanced Premium

                  (vii)                   Premiums Due & Unpaid

     (b) All interest payments, dividend payments and mortgage payments, if any, received by Allstate New York between the Effective Date and the date of asset transfer, on the assets transferred.

     (c) Interest on cash transferred at an effective rate of six percent (6%) per annum, compounded daily, from the Effective Date to the date of asset transfer.

2. Within sixty (60) days following the filing of Allstate's 1990 Federal Income Tax return, Allstate New York shall pay to Allstate assets with statutory market value equal to .368 X [(a)-(b)], where (a) and (b) are as defined below:

     (a)  Net Statutory reserves on the Effective Date as calculated under this
          Article VII, Paragraph 1, Item (a).

     (b)  Net tax reserves on the Effective Date for the items listed in this
          Article VII, Paragraph 1, Item (a), as revalued for the purposes of calculating Allstate's 1990 Federal Income Tax liability.

3. Within ninety (90) days following the recapture by Allstate New York of any business ceded to another reinsurer, Allstate New York shall pay to Allstate assets with statutory market value equal to (a) X [1+(b)(c)/365], where (a) through (c) are as defined below:

     (a) Net Statutory reserves, as defined in this Article VII, Paragraph 1, Item (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the month following the date of recapture.

     (b) A rate of interest equal to the yield of the 90 day U.S. Treasury bills as quoted in The Wall Street Journal on the business day immediately preceding the date of the recapture.

     (c) The number of days between the end of the month following the date of recapture and the date when payment is made.

4. Within sixty (60) days following the filing of an Allstate Federal Income Tax return for a year in which there was a recapture by Allstate New York of any business ceded to another reinsurer, Allstate New York shall pay to Allstate assets with statutory market value equal to the product of the then current Federal Income Tax rate applicable to Allstate and the amount
     (a)-(b), where (a) and (b) are as defined below.

     (a) Net Statutory reserves, as defined in this Article VII, Paragraph 1, Item (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

     (b) Net tax reserves for the items listed in this Article VII, Paragraph 1, Item (a), attributable to the policies so recaptured and as revalued for purposes of calculating Allstate's Federal Income Tax liability. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

                                  ARTICLE VIII
                              QUARTERLY SETTLEMENTS

1. Within thirty (30) days following the end of each calendar quarter in which this Agreement is in effect, Allstate New York shall pay to Allstate, with respect to the Reinsured Policies, a reinsurance premium equal to (or the accounting equivalent of) Item (a) below less the sum of Items (b) and (c) below:

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     (a)  Gross Premiums (direct and reinsurance assumed) collected by Allstate
          New York during the quarter.

     (b) Gross premiums refunded by Allstate New York during the quarter to policyholders.

     (c) Reinsurance premiums paid by Allstate New York during the quarter to reinsurers other than Allstate.

2. Within thirty (30) days following the end of each calendar quarter in which this Agreement is in effect, Allstate shall pay to Allstate New York a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c) and (d) below:

     (a) Net Benefits (as defined in Article V of this Agreement) paid by Allstate New York during the quarter with respect to the Reinsured Policies.

     (b) Commissions and other sales compensation incurred by Allstate New York during the quarter with respect to the Reinsured Policies.

     (c) General insurance expense paid by Allstate New York during the quarter with respect to the Reinsured Policies.

     (d) Insurance taxes, license and fees (excluding Federal Income Tax) paid by Allstate New York during the quarter with respect to the Reinsured Policies.

                                   ARTICLE IX
                               RECORDS INSPECTION

1. Allstate New York shall make available to Allstate copies of the Reinsured Policies, including copies of any executed riders, amendments and endorsements thereto.

2. Allstate and Allstate New York shall have the right at all reasonable times to inspect at the offices of each other all books, documents, reports and records relating to the Reinsured Policies or to the reinsurance thereof.

                                    ARTICLE X
                              TERM OF THE AGREEMENT

This Agreement shall continue in force from the Effective Date, until terminated in accordance with the provisions of Article XI.

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                                   ARTICLE XI
                                   TERMINATION

1. This Agreement will terminate automatically upon occurrence of any of the following events:

     (a) Termination of Allstate New York's liability under all Reinsured Policies.

     (b) Issuance by a court of competent jurisdiction of an order to liquidate, or to dissolve, or similar order to wind up the business of, Allstate.

     (c) At Allstate New York's election, failure of Allstate to maintain an insurance license or reinsurance accreditation in any state in which Reinsured Policies exist; provided, however, such failure will not be cause for termination if Allstate arranges through other means, satisfactory to Allstate New York, to cover the obligations associated with the Reinsured Policies in each state where Allstate is not so licensed or accredited.

2. This Agreement may be terminated at any time upon mutual consent of the parties.

3. Termination of this Agreement shall not terminate the rights, duties, obligations or liabilities hereunder of either party with respect to the Reinsured Policies which arise prior to such termination.

4. Following terminating of this Agreement for any reason, and until all of the liabilities of both parties are finally determined, Allstate New York will, on a monthly basis, submit statements in the same form as specified in Article VIII hereof.

                                   ARTICLE XII
                                   INSOLVENCY

In the event of the insolvency of Allstate New York, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by Allstate directly to Allstate New York or to its liquidator, receiver, or statutory successor on the basis of the liability of Allstate New York under the Reinsured Policies without diminution because of the insolvency of Allstate New York. It is further agreed that, in the event of the insolvency of Allstate New York, the liquidator, receiver or statutory successor of the insolvent Allstate New York shall give written notice to Allstate of the pendency of an obligation of the insolvent Allstate New York on any Reinsured Policy within a reasonable time after such claim is filed in the insolvency proceedings whereupon Allstate may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be

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adjudicated any defense or defenses which it may deem available to Allstate New
York or its liquidator, receiver or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Allstate New York as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Allstate New York solely as a result of the defense undertaken by Allstate.

                                  ARTICLE XIII
                                   ARBITRATION

1. Any dispute arising with respect to this Agreement, whether arising before or after termination hereof, which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty (20) days from receipt of notice from one party than an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. If the two arbitrators cannot agree upon a third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If a party fails to choose an arbitrator within twenty (20) days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the third arbitrator. Each arbitrator shall be a present or former life insurance company officer who is otherwise not directly or indirectly affiliated with Allstate, Allstate New York or this Agreement.

2. The party requesting arbitration (the "Petitioner") shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the third arbitrator. Upon receipt of the Petitioner's brief, the other party (the "Respondent") shall have thirty (30) days to file a reply brief. On receipt of the Respondent's brief, the Petitioner shall have twenty (20 days to file its rebuttal brief. Respondent shall have twenty (20) days from the receipt of Petitioner's rebuttal brief to file Respondents rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of either party.

3. The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities, and shall make their award with a view to effecting the intent of the parties. The decision of the arbitrators will be final and binding upon the parties hereto. Judgement may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party will bear the expenses of its own arbitrator and will jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration will take place in New York, New York, unless some other location is mutually agreed upon by the parties.

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                                   ARTICLE XIV
                              ERRORS AND OVERSIGHTS

Each party to this Agreement will act reasonably as to all matters within the terms hereof. Errors and oversights occasioned in good faith in carrying out this Agreement will not prejudice either party, and will be rectified promptly on an equitable basis.

                                   ARTICLE XV
                                 ENTIRE CONTRACT

This Agreement embodies the entire contract between the parties with respect to the subject matter herein. No modification, variation, or changes will be binding on either party unless they are reduced to writing and signed by authorized officers of the parties.

                                   ARTICLE XVI
                                  GOVERNING LAW

This Agreement shall be construed and interpreted according to the laws of the State of New York.

                                  ARTICLE XVII
                                     NOTICES

All notices, requests, demands, and other communications shall be delivered by hand or certified or registered mail to the parties at their respective addresses, as follows:

     Mr. James J. Brazda                       Mr. Barry Paul
     Chief Administrative Officer              Assistant Vice President
     Allstate Life Insurance Company             and Corporate Actuary
       of New York                             Allstate Life Insurance Company
     P.O. Box 2898                             P.O. Box 3005
     Huntington Station, NY 11746              Northbrook, IL 60065-3005

                                  ARTICLE XVIII
                                   ASSIGNMENT

This Agreement is binding upon Allstate and Allstate New York, their respective representatives, successors and assigns. This Agreement is not assignable by either party without the prior written consent of the other party.

                                   ARTICLE XIX
                                  MISCELLANEOUS

1. Failure of either Allstate New York or Allstate to enforce any of its rights under this Agreement shall not constitute a waiver of such rights or remedies exercisable hereunder.

2. If any provision of this Agreement should be determined to be invalid or otherwise unenforceable under law, the remainder of this Agreement shall not be affected thereby.

3. Article headings in this Agreement are for reference purposes only and shall not be used to interpret this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective authorized officers.


                                             ALLSTATE LIFE INSURANCE COMPANY
                                                 OF NEW YORK

                                             By: /s/ James D. Clements
                                                --------------------------------
                                                     Assistant Vice President,
                                                     Assistant Secretary and
                                              Title: Assistant General Counsel
Attest:                                              ---------------------------
/s/  Barry Paul                               Date:  March 27, 1991
----------------------                             -----------------------------

                                             ALLSTATE LIFE INSURANCE COMPANY

                                             By: /s/ Barry Paul
                                                --------------------------------
                                                    Assistant Vice President &
                                             Title: Corporate Actuary
Attest:                                             ----------------------------
/s/ James D. Clements                               Date:  March 25, 1991
----------------------                            ------------------------------

                                    EXHIBIT A

                               REINSURED POLICIES

     This Exhibit A is attached to and made a part of the Reinsurance Agreement, effective January 1, 1991, by and between ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK of Huntington Station, New York and ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois.

1.   GROUP CONVERSION POLICIES:

     Reinsured Policies of this Reinsurance Agreement include all insureds and insured dependents with group conversion policies or certificates issued before March 15, 1990, under the Accounts shown below:

               64720202

               63727001

                               AMENDMENT NUMBER 1

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1991

                                     BETWEEN
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    (HEREINAFTER CALLED "ALLSTATE NEW YORK")
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1991 between ALLSTATE NEW YORK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

1. Effective December 31, 1995, Article VIII is hereby amended by adding the following new paragraph:

       ALLSTATE shall pay to ALLSTATE NEW YORK, no less frequently than annually, any taxes incurred by ALLSTATE NEW YORK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective December 31, 1995, Article VIII is hereby amended by adding the following new paragraph:

       ALLSTATE and ALLSTATE NEW YORK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

       (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

       (b) ALLSTATE NEW YORK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. ALLSTATE NEW YORK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

       (c) This election shall be effective for 1995 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Allstate Life Insurance Company of New York

By  /s/ James J. Brazda
   -----------------------

Title   CAO
       -------------------

Date    [9/21/95]
       -------------------

Allstate Life Insurance Company

By  /s/ C. Nelson Strom
   -----------------------

Title   AVP
       -------------------

Date    9/21/95
       -------------------

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